UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12
Northrop Grumman Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee:

No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Our Values
Our Values form the foundation of our pioneering culture and commitment to deliver on what we promise. Our Values reflect the culture we want to have and define our operating principles as we face an increasingly complex world. They reflect who we are and how we behave, and they articulate what is important to us.

We Do the Right Thing	We earn trust, act with ethics, integrity and transparency, treat everyone with respect, value diversity and foster safe and inclusive environments.

We Do What We Promise	We own the delivery of results, focused on quality outcomes.

We Commit to Shared Success	We work together to focus on the mission and take accountability for the sustainable success of our people, customers, shareholders, suppliers and communities.

We Pioneer	We pioneer with fierce curiosity, dedication and innovation, we seek to solve the world’s most challenging problems.

Letter from the Board of Directors
April 1, 2022
Dear Fellow Shareholders,
We invite you to attend Northrop Grumman Corporation’s 2022 Annual Meeting of Shareholders on Wednesday, May 18, 2022 beginning at 8:00 a.m., Eastern Daylight Time. The accompanying Proxy Statement explains more about the matters to be voted on at the Annual Meeting, proxy voting and other information regarding participation. While we currently intend to hold our Annual Meeting in person, we continue to monitor the impact of COVID-19. If necessary, we will announce alternative arrangements.
As we reflect on our Company's 2021 performance, we made significant progress executing our strategy to grow the business, reduce costs to deliver strong margin rates and deploy our capital to create value. Total shareholder return for the year was 29%.
In 2021, our annual sales totaled $35.7 billion, with organic sales* of $35.5 billion, which grew by 3%. Operating margin rate was 15.8% and our segment operating margin rate* was 11.8%, an increase of 40 basis points compared to 2020. Diluted EPS was $43.54 and we grew our transaction-adjusted EPS* by 8% to $25.63. We generated $3.6 billion of net cash provided by operating activities and $3.1 billion of transaction-adjusted free cash flow* for the year.
We continue to execute a robust capital deployment strategy, which prioritizes investments to create new technologies to support our customers and franchise programs, while maintaining a strong balance sheet and returning cash to our shareholders. In 2021, we retired over $2.2 billion of debt with the proceeds of the IT Services divestiture, and achieved an upgraded credit rating. We returned a record $4.7 billion to shareholders through dividends and share repurchases. We increased our dividend by 8%, which is the 18th consecutive annual increase, and we retired nearly 11 million shares as part of our repurchase plans.
Our people, strongly anchored by our Company values, remain at the core of our business. Our team continues to demonstrate unwavering commitment and drive for excellence in all that we do, from how we perform for one another and our customers, to how we continue to define possible despite ongoing challenges related to COVID-19. We have extraordinary talent, and this includes our leadership team. Our Board and management team are focused on ensuring we have the right leaders in place to maintain our culture and position Northrop Grumman for the future.
An important part of our culture is our commitment to diversity, equity and inclusion. We are proud to have been named, once again, as one of DiversityInc's Top 50 Companies for Diversity, as well as a top company for veterans, people with disabilities, employee resource groups and executive diversity councils. We were also recognized as one of Equileap's top 25 companies for gender equality on the S&P 500 and as "Best of the Best" in Top Supplier Diversity Programs by U.S. Veterans Magazine.
We continue to take crucial steps to promote sustainability, including reducing our environmental impact. We have achieved a 44% reduction in greenhouse gas emissions since 2010, exceeding the Company's long-term goal. These actions and more resulted in our Company scoring in the 96th percentile on the S&P Global Corporate Sustainability Index, inclusion in the Dow Jones Sustainability Index for North America for the 6th consecutive year, and the World Index for the first time.
We remain focused on our Company's performance and culture, and on the Board's future leadership. The members of the Board come from diverse backgrounds and experiences, which lends to a strong Board that puts our Company and our shareholders' long-term interests first. In August, we added Graham Robinson, a seasoned global business leader with important technical experience, to the Board.
Our environmental, social and governance programs play an important role in our sustainable, profitable growth, and remain critical to long-term value creation for our shareholders, customers and employees, as well as in the communities where we do business. We encourage you to read our 2021 Sustainability Report for more details about our sustainability progress and milestones.

*    This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

2022 Proxy Statement	1

Letter from the Board of Directors
Your vote is important, and we encourage you to vote as soon as possible. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares - virtually or by mail.
We look forward to continuing to deliver value to our shareholders, customers, employees and all of our stakeholders. Thank you for your support of Northrop Grumman.
Sincerely,

David P. Abney	Marianne C. Brown	Donald E. Felsinger

Ann M. Fudge	William H. Hernandez	Madeleine A. Kleiner

Karl J. Krapek	Graham N. Robinson	Gary Roughead

Thomas M. Schoewe	James S. Turley	Kathy J. Warden

Mark A. Welsh III

2	Northrop Grumman

Notice of 2022 Annual Meeting of Shareholders

DATE AND TIME May 18, 2022 (Wednesday) 8:00 AM Eastern Daylight Time	LOCATION Northrop Grumman Corporation, Principal Executive Office 2980 Fairview Park Drive Falls Church, Virginia 22042	WHO CAN VOTE Shareholders of record at the close of business on March 22, 2022 are entitled to vote at the Annual Meeting
Voting Items

Proposals		Board Vote Recommendations	For Further Details
1.	Election of Directors	“FOR” each Director Nominee	Page 14
2.	Advisory Vote on Compensation of Named Executive Officers	“FOR”	Page 47
3.	Ratification of Appointment of Independent Auditor	“FOR”	Page 86
4.	Shareholder Proposal to Change the Ownership Threshold to Call a Special Meeting	“AGAINST”	Page 89
Shareholders will also act on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.
We look forward to meeting those of you who are able to attend the meeting. For those who are unable to attend in person, live coverage of the meeting will be available on the Northrop Grumman website at www.northropgrumman.com. Additional details regarding the logistics of the meeting can be found in the accompanying Proxy Statement, on the Investor Relations section of our website and www.edocumentview.com/noc.
While we currently intend to hold our Annual Meeting in person, we are monitoring the situation regarding the COVID-19 pandemic and are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state and local governments or we may impose. In the event we conclude it is not advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor the Investor Relations section of our website (www.northropgrumman.com) and www.edocumentview.com/noc for updated information, including any COVID-19 protocols required to attend the Annual Meeting. If you are planning to attend the Annual Meeting, please check the website prior to the meeting date.
We encourage all shareholders to vote on the matters described in the accompanying Proxy Statement prior to the Annual Meeting.
By order of the Board of Directors,
Jennifer C. McGarey
Corporate Vice President and Secretary

How to Vote
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 18, 2022:
The Proxy Statement for the 2022 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2021 are available at: www.edocumentview.com/noc.

INTERNET www.envisionreports.com/noc	TELEPHONE 800-652-VOTE (800-652-8683) (toll-free)
MAIL Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

2022 Proxy Statement	3

4	Northrop Grumman

*    Inside Front Cover

2022 Proxy Statement	5

Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. For additional information about these topics, please refer to the discussions contained in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2021 (2021 Form 10-K) filed with the United States (U.S.) Securities and Exchange Commission (SEC) on January 27, 2022. Please also refer to our Sustainability Report which is available on our website at www.northropgrumman.com/corporate-responsibility/sustainability-reports-and-esg-information/.
We intend to mail a Notice of Internet Availability of Proxy Materials to Shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 1, 2022.
2021 Performance Highlights
Our focus on performance, our portfolio and capital deployment continues to strengthen our foundation for long-term value creation. Our business remains well aligned to government priority areas in national security and scientific discovery and we continue to see strong demand for our technologies and solutions. We delivered another year of solid operating performance in 2021, won new franchise programs, and have a robust backlog of over $76 billion that provides opportunities for future growth.

Financial Highlights

29% Total Shareholder Return	Sales of $35.7 billion and organic sales* growth of 3% to $35.5 billion	Operating margin rate of 15.8%; Segment margin rate* of 11.8%, a 40 basis point increase	Diluted EPS of $43.54; Transaction-adjusted earnings per share* increased 8% to $25.63	Net cash provided by operating activities of $3.6 billion

Total backlog of over $76 billion or 2x our annual sales	We retired over $2.2 billion of debt	We returned $4.7 billion to our shareholders through dividends and share repurchases	We increased our quarterly dividend by approximately 8% to $1.57 per share	In 2021, our capital expenditures totaled $1.4 billion, and we invested $1.1 billion in R&D
*    This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

6	Northrop Grumman

Proxy Statement Summary
Executive Compensation Highlights
We are committed to performance-based executive compensation programs that align with our shareholders’ interests, business objectives and our strategy of investing for and delivering long-term profitable growth.
Compensation Snapshot

CEO	NEOs

9% Fixed
75%
LONG-TERM
91%
VARIABLE
9% Base salary
16% Annual Incentive
22% Restricted Stock Rights
53% Restricted Performance Stock Rights

18% Fixed
64%
LONG-TERM
82%
VARIABLE
18% Base salary
18% Annual Incentive
19% Restricted Stock Rights
45% Restricted Performance Stock Rights

Paying For Performance
In 2021, we continued to maintain robust pay-for-performance practices. All incentive plan performance payouts reflect our performance against our 2021 goals.

We sustained strong financial performance in 2021	130% 2021 ANNUAL INCENTIVE PLAN (AIP) PAY FOR OUR NAMED EXECUTIVE OFFICERS (NEOs)OUT	122% 2021 LONG-TERM INCENTIVE PLAN (LTIP) PAYOUT FOR OUR NEOs

These payouts were the result of excellent execution during a period of volatility driven by COVID-19 impacts on the broader market.

We are committed to environmental sustainability, the development of a fair and equitable workplace for our employees, and an unrelenting focus on our customers. To reinforce these commitments we include related non-financial metrics in our executive compensation program.
Non-financial Metrics in Annual Incentives

People Diversity | Employee Experience | Safety

Environment Environmental Sustainability

Customer Quality | Customer Satisfaction

2022 Proxy Statement	7

Proxy Statement Summary
High Say-on-Pay

Consistent Shareholder Approval 96% 3-YEAR AVERAGE OF SHAREHOLDER VOTES IN FAVOR OF SAY-ON-PAY	Governing principle highlights of our 2021 executive compensation programs:

	Over 80% of Executive Compensation is Variable	Stock Ownership Guidelines for All Officers: CEO 7x Other NEOs 3x	3-Year Mandatory Holding Period for 50% of Vested Shares

	Recoupment Policy on Cash and Equity Incentive Payouts	No Individual Change in Control Agreements	No Hedging or Pledging of Company Stock

8	Northrop Grumman

Proxy Statement Summary
Board Nominee Highlights

	Age*	Director Since	Committee Memberships				Other Public Company Boards
Name and Professional Background			AR	C	G	P
David P. Abney Former Executive Chairman of the Board of Directors and Chief Executive Officer of United Parcel Service, Inc. (UPS)	66	06/ 2020					2
Marianne C. Brown Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc.	63	03/ 2015					3
Donald E. Felsinger Lead Independent Director, Northrop Grumman Corporation; Former Chairman and CEO, Sempra Energy	74	02/ 2007					1
Ann M. Fudge Former Chairman and Chief Executive Officer, Young & Rubicam Brands	70	03/ 2016					1
William H. Hernandez Former Senior Vice President and CFO, PPG Industries, Inc.	74	09/ 2013					—
Madeleine A. Kleiner Former Executive Vice President and General Counsel, Hilton Hotels Corporation	70	10/ 2008					1
Karl J. Krapek Former President and COO, United Technologies Corporation	73	09/ 2008					2
Graham N. Robinson Senior Vice President, Stanley Black & Decker, Inc., and President of STANLEY Industrial	53	08/ 2021					—
Gary Roughead Retired Admiral, United States Navy and Former Chief of Naval Operations	70	02/ 2012					—
Thomas M. Schoewe Former Executive Vice President and CFO, Wal-Mart Stores, Inc.	69	08/ 2011					2
James S. Turley Former Chairman and Chief Executive Officer, Ernst & Young	66	02/ 2015					3
Kathy J. Warden Chair, Chief Executive Officer and President, Northrop Grumman Corporation	50	07/ 2018					1
Mark A. Welsh III Dean of the Bush School of Government and Public Service, Texas A&M University; Retired General, United States Air Force and Former Chief of Staff, United States Air Force	68	12/ 2016					—

AR	Audit and Risk Committee	G	Governance Committee	Chair	Member
C	Compensation Committee	P	Policy Committee
* Age as of April 1, 2022.

2022 Proxy Statement	9

Proxy Statement Summary
We have a balanced, independent Board of Directors with diversity of age, tenure, gender and race/ethnicity.
AVERAGE AGE
66.6 YEARS

50s
2
60s
5
70s
6
GENDER
4/13

Female
4
INDEPENDENT
12/13

Independent
12
AVERAGE TENURE
7.9 YEARS

≤5
4
6-10
4
>10
5
RACIAL/ ETHNIC DIVERSITY
3/13

Racially/Ethnically Diverse
3

Our directors’ broad and valuable experience also helps foster diversity of thought in our boardroom through:

Senior Leadership Experience	Senior Government/Military Experience

Corporate Governance Expertise	International Experience

Financial Expertise/Literacy	Human Capital Strategy/ Talent Management

Risk Oversight	Cyber Expertise

Aerospace/Defense Industry Experience	Environmental Sustainability/Corporate Responsibility

10	Northrop Grumman

Proxy Statement Summary
Governance Highlights

STRONG INDEPENDENT OVERSIGHT	COMMITMENT TO BOARD EFFECTIVENESS	ROBUST SHAREHOLDER RIGHTS

~92% independent Board Fully independent Board committees Lead Independent Director with robust responsibilities and oversight Regular executive sessions	Thorough annual self-assessment of Board, Committee and individual director performance Overboarding policy (no more than three other public company boards without special approval)
  Annual director elections with majority voting standard in uncontested elections
  Proxy access
  Right to call special meeting
  Right to act by written consent
  Shareholder engagement program that provides for shareholder access to management and directors

BOARD REFRESHMENT AND DIVERSITY	DIRECTOR RECOGNITION

History of gender and racial/ethnic diversity on our Board, including current slate of directors (6 of 13 nominees) Mandatory retirement at 75 Have added 7 new directors since the beginning of 2015
  Our directors, Ann Fudge and Graham Robinson, were recognized as two of Savoy Magazine’s Most Influential Black Corporate Directors
  Our Lead Independent Director was previously recognized as Director of the Year by NACD
  James Turley and Thomas Schoewe were previously honored as members of the NACD Directors 100
  Bill Hernandez was recognized as one of the 15 most Relevant Hispanic Directors
  Three of our female directors have previously been honored by Women's Inc. as the most influential corporate directors

CORPORATE RESPONSIBILITY AND SUSTAINABILITY

  Strong ethics program and corporate culture
  Extensive and long-standing diversity, equity and inclusion (DEI) programs, widely applauded
  Human Rights Policy and oversight by executive-level Human Rights Working Group

  Environmental program integrated into organizational culture to reduce our environmental footprint
  Transparent political contributions policy and trade association activity aligned with our business objectives and Company values
  Increased focus on climate change and operational efficiency (e.g. water, waste) and hiring of Chief Sustainability Officer to oversee environmental component of ESG
For more information on our corporate responsibility and sustainability program, see pages 35-39 and our latest Sustainability Report

2022 Proxy Statement	11

Management and Shareholder Proposals

PROPOSAL 1

Election of Directors	> See page 14 for more details

The Board of Directors unanimously recommends that you vote “FOR” the 13 nominees for director listed below.

PROPOSAL 2

Advisory Vote on Compensation of Named Executive Officers	> See page 47 for more details

The Board of Directors unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3

Ratification of Appointment of Independent Auditor	> See page 86 for more details

The Board of Directors unanimously recommends that you vote “FOR” this proposal.

Based on its recent evaluation, the Audit and Risk Committee of the Board of Directors believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders. Deloitte served as our independent auditor for 2021, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975.
Additional Proposal

PROPOSAL 4

Shareholder Proposal to Change the Ownership Threshold for Shareholders to Call a Special Meeting	> See page 89 for more details

The Board of Directors unanimously recommends that you vote “AGAINST” this proposal.

12	Northrop Grumman

Shareholder Engagement
Northrop Grumman has an extensive shareholder outreach program that enables regular, ongoing engagement with our shareholders throughout the year. Our leadership team and key executives participate in these discussions to help us better understand our shareholders' priorities, and to inform and shape our decision-making, as we remain well-aligned to shareholder interests.
We have a proven record of adopting provisions or modifying practices as a result of shareholder input. We carefully consider all shareholder input, including the results of the shareholder vote. Examples include provisions regarding proxy access, the right of shareholders to call a special meeting and act by written consent, the use of performance-based long-term incentives for executive management, and how we reaffirm our commitment to human rights. As part of our spring and fall proxy related outreach, we offer engagement to our top shareholders. These efforts are in addition to various other ongoing forms of shareholder engagement highlighted below.

WHO WE ENGAGED

COMPANY REPRESENTATIVES	•Chief Executive Officer •Chief Financial Officer •Chief Sustainability Officer	•General Counsel •Corporate Secretary •Treasurer and VP, Investor Relations

TOPICS DISCUSSED	Governance Topics •Shareholder Proposals/Votes •Executive Compensation •Board Structure	Sustainability Topics •Diversity •Environmental Goals •Human Rights

	Financial Topics •Financial Performance •Portfolio Mix •Capital Deployment	Company Strategy •Technology Roadmap •Customer Priorities •Competitive Landscape

HOW WE ENGAGED	•Proxy Discussions •Investor Conferences •Site Visits •1x1 calls/meetings	•Annual Meeting •Fireside Chats •Quarterly Earnings Calls •ESG Focused Discussions

2022 Proxy Statement	13

Proposal 1: Election of Directors
Our Board has nominated 13 directors for election at the Annual Meeting. Each of the director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board, an event which is not anticipated, the proxyholders will have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.
Vote Required
To be elected, a nominee must receive more votes cast “for” than votes cast “against” his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal. See page 25 for additional information on our Director Election Process.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 13 NOMINEES FOR DIRECTOR LISTED BELOW.

14	Northrop Grumman

Proposal 1: Election of Directors
Director Qualifications and Experience
In considering Board nominees, the Governance Committee considers each individual’s background and personal and professional experiences in addition to general qualifications. Nominees are evaluated in the context of the Board as a whole, with a focus on achieving an appropriate mix of skills needed to provide effective governance and oversight, advancing the long-term interests of our shareholders. The Governance Committee regularly assesses and communicates with the Board about the current and future skills and backgrounds to ensure the Board maintains an appropriate mix. These skills are reflected in the following table. Each nominee also possesses additional skills and experience that are not highlighted among those listed below. We believe the combination of the skills and qualifications shown below demonstrates how the Board is well-positioned to provide strategic oversight and guidance to management and serve our shareholders.

Why is this important for Northrop Grumman?
SENIOR LEADERSHIP EXPERIENCE	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Directors with this experience possess strong leadership qualities and the ability to identify and develop those qualities in others
CORPORATE GOVERNANCE	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Supports our goals of strong Board and management accountability, transparency and protection of shareholder interests
FINANCIAL EXPERTISE/LITERACY	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Assists directors in understanding and overseeing our financial reporting and internal controls
RISK OVERSIGHT/MANAGEMENT	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Critical to the Board’s role in overseeing the risks facing the Company
AEROSPACE/DEFENSE INDUSTRY EXPERIENCE	■							■		■			■	4
Supports oversight of the Company’s business performance and strategic developments in our industry
INTERNATIONAL EXPERIENCE	■	■	■	■	■	■	■	■	■	■	■	■	■	13
For understanding our business and strategy
HUMAN CAPITAL STRATEGY/TALENT MANAGEMENT	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Helps us attract, motivate and retain top candidates for positions at the Company
CYBER EXPERTISE	■		■							■			■	4
Supports our business in enhancing internal operations and navigating the rapidly changing landscape for cybersecurity
ENVIRONMENTAL SUSTAINABILITY/ CORPORATE RESPONSIBILITY	■	■			■	■			■	■			■	7
Strengthens the Board’s oversight and assures that strategic business imperatives and long term value creation are achieved consistent with our commitment to environmental sustainability and corporate responsibility

2022 Proxy Statement	15

Proposal 1: Election of Directors
2022 Nominees for Director
The following pages contain biographical and other information about each of the nominees. In addition, we have provided information regarding some of the particular experiences, qualifications, attributes and skills that led the Board to conclude that each nominee should serve as a director.
Unless instructed otherwise, the proxyholders will vote the proxies received by them “FOR” the election of the director nominees listed below.

Ms. Kathy J. Warden has served as Chair since August 2019 and as Chief Executive Officer and President of the Company since January 2019. She has served on the Board of Directors since July 2018. Prior to becoming CEO and President, Ms. Warden served as President and Chief Operating Officer of the Company from January 2018 through December 2018, as Corporate Vice President and President of the Company’s Mission Systems Sector from 2016 through 2017, as Corporate Vice President and President of the Company’s former Information Systems Sector from 2013 to 2015, and as Vice President of the Company’s Cyber Intelligence Division from 2011 to 2012. Prior to joining the Company in 2008, Ms. Warden held leadership roles at General Dynamics and Veridian Corporation. Earlier, she was a principal in a venture internet firm and also spent nearly a decade with General Electric Company working in commercial industries.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive experience in operational leadership, strategy, performance and business development in government and commercial markets, including cyber expertise
•Prior leadership positions within Northrop Grumman (including as President, Chief Operating Officer and President of two business sectors)
•Significant aerospace and defense industry experience
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Merck & Co., Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member and former Chair of the Aerospace Industries Association
•Member of the Board of Directors of Catalyst
•Former Chair of the Board of Directors of the Federal Reserve Bank of Richmond
•Member of the Board of Visitors of James Madison University

Kathy J. Warden Chair, Chief Executive Officer and President, Northrop Grumman Corporation Age: 50 Director since: July 2018

16	Northrop Grumman

Proposal 1: Election of Directors

Mr. David P. Abney served as the Executive Chairman of the UPS Board of Directors from March 2016 through September 2020. From September 2014 to June 2020, he was the Chief Executive Officer of UPS. Prior to that, Mr. Abney was UPS’s Chief Operating Officer from 2007 to 2014. From 2003 to 2007, he was Senior Vice President and President of UPS International. Mr. Abney began his UPS career in 1974.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive leadership and business experience as a former Executive Chairman, Chief Executive Officer and Chief Operating Officer of a large multinational enterprise
•Significant expertise in international operations and global logistics
•Broad experience with talent management and leading global teams
•Significant board experience, including as non-executive chair
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Freeport-McMoRan Inc.
•Member of the Board of Directors of Target Corporation
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Executive Chairman of the Board of Directors of UPS
•Member of the Board of Directors of Johnson Controls International plc
•Member of the Board of Directors of Macy's, Inc.

David P. Abney
Former Executive Chairman of the Board of Directors and Chief Executive Officer of United Parcel Service, Inc. (UPS)
Age: 66
Director since:
June 2020
Committee membership:
Compensation Committee, Policy Committee

Ms. Marianne C. Brown served as the Chief Operating Officer of Fidelity National Information Services, Inc.’s (FIS) Global Financial Solutions organization from January 2018 until June 2019. Prior to that, Ms. Brown served as Chief Operating Officer, Institutional and Wholesale Business of FIS since December 2015, when it acquired SunGard Financial Systems. Ms. Brown was the Chief Operating Officer of SunGard Financial Systems, a software and IT services provider, from February 2014 to November 2015. Prior to that, Ms. Brown was the CEO and president of Omgeo, a global financial services technology company, from March 2006 to February 2014.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Substantial business experience as a former Chief Operating Officer and Chief Executive Officer
•Significant experience in IT goods and services, cyber protection and business management
•Community and philanthropic leader
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Akamai Technologies, Inc.
•Member of the Board of Directors of The Charles Schwab Corporation
•Member of the Board of Directors of VMWare, Inc.

Marianne C. Brown
Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc.
Age: 63
Director since:
March 2015
Committee membership:
Audit and Risk Committee, Governance Committee

2022 Proxy Statement	17

Proposal 1: Election of Directors

Mr. Donald E. Felsinger is the former Chairman and Chief Executive Officer of Sempra Energy. From July 2011 through his retirement in November 2012, he served as Executive Chairman of the Board of Directors of Sempra Energy, and from February 2006 through June 2011, he was Sempra’s Chairman and CEO. Prior to that, Mr. Felsinger was President and Chief Operating Officer of Sempra Energy from January 2005 to February 2006 and a member of the Board of Directors.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive business experience as Chief Executive Officer, a board member and Chairman of other Fortune 500 companies in regulated industries
•Significant experience in corporate governance and strategy, and as Lead Independent Director of a Fortune 250 company
•In-depth knowledge of executive compensation and benefits
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Lead Independent Director of the Board of Directors of Archer-Daniels-Midland
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Member of the Board of Directors of Gannett Co., Inc.

Donald E. Felsinger Former Chairman and Chief Executive Officer, Sempra Energy Age: 74 Director since: February 2007 Committee membership: Compensation Committee, Governance Committee

Ms. Ann M. Fudge served as Chairman and Chief Executive Officer of Young & Rubicam Brands at WPP Group PLC from May 2003 to December 2006. Prior to that, she served in various leadership positions at Kraft Foods from 1986 to 2001, including President of Beverages, Desserts and Post Divisions, and President of Maxwell House Coffee and Kraft General Foods.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive business experience as former Chief Executive Officer and former president of leading consumer products business units
•Substantial international experience through service as an executive and director of a large multinational company and a director of other large multinational companies
•Significant public company board experience
•Experience with talent development and acquisition
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Catalyst Partners Acquisition Corp.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Chair of the Board of Trustees of WGBH Public Media
•Senior trustee of the Brookings Institution
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Member of the Board of Directors of Novartis AG
•Member of the Board of Directors of Unilever

Ann M. Fudge Former Chairman and Chief Executive Officer, Young & Rubicam Brands Age: 70 Director since: March 2016 Committee membership: Audit and Risk Committee, Governance Committee

18	Northrop Grumman

Proposal 1: Election of Directors

Mr. William H. Hernandez served as Senior Vice President, Finance, and Chief Financial Officer of PPG Industries, Inc. (PPG), from 1995 until his retirement in 2009. Prior to that, he was PPG’s corporate controller from 1990 to 1994.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive experience and expertise in areas of finance, accounting and business management acquired as Chief Financial Officer of PPG Industries
•Significant experience in areas of risk management
•Audit committee financial expert
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Member of the Board of Directors of Albemarle Corporation
•Member of the Board of Directors of Black Box Corporation
•Member of the Board of Directors of USG Corporation

William H. Hernandez
Former Senior Vice President and Chief Financial Officer, PPG Industries, Inc.
Age: 74
Director since:
September 2013
Committee membership:
Audit and Risk Committee (Chair), Policy Committee

Ms. Madeleine A. Kleiner served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Expertise in corporate governance, Sarbanes-Oxley controls, risk management, securities transactions and mergers and acquisitions
•Significant experience from past roles as general counsel for two public companies, outside counsel to numerous public companies and through service on another public company board
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Jack in the Box Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of the Ladies Professional Golf Association

Madeleine A. Kleiner
Former Executive Vice President and General Counsel, Hilton Hotels Corporation
Age: 70
Director since:
October 2008
Committee membership:
Compensation Committee, Governance Committee (Chair)

2022 Proxy Statement	19

Proposal 1: Election of Directors

Mr. Karl J. Krapek served as President and Chief Operating Officer of United Technologies Corporation from 1999 until his retirement in January 2002. At United Technologies Corporation, he served for 20 years in various leadership positions. In 2002, Mr. Krapek became a co-founder of The Keystone Companies, which develops residential and commercial real estate.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive industry experience and leadership skills
•Deep operational experience in aerospace and defense, domestic and international business operations and technology and lean manufacturing
•Significant public company board experience, including serving as Lead Independent Director for two public companies
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Prudential Financial, Inc.
•Member of the Board of Directors of American Virtual Cloud Technologies, Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of Trinity Health of New England

Karl J. Krapek Former President and Chief Operating Officer, United Technologies Corporation Age: 73 Director since: September 2008 Committee membership: Compensation Committee, Governance Committee

Mr. Graham N. Robinson has served as Senior Vice President & President of STANLEY Industrial, a business segment of Stanley Black & Decker, Inc., since April 2020. Prior to joining Stanley Black & Decker, Mr. Robinson served as an executive with Honeywell for seven years, including roles as President of Honeywell Industrial Safety from 2018 to 2020, President of Honeywell Sensing and Internet of Things from 2016 to 2018, and Chief Marketing Officer of Honeywell’s Automation and Controls Solution division from 2014 to 2016.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Broad industrial and technical experience, including his current and former roles as President of divisions of large public companies
•Significant international experience as an executive of large multinational companies
•Extensive senior leadership skills
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of the Connecticut Business & Industry Association
•Member of the Board of Trustees of the Manufacturers Alliance for Productivity and Innovation

Graham N. Robinson
Senior Vice President, Stanley Black & Decker, Inc., and President of STANLEY Industrial
Age: 53
Director since:
August 2021
Committee membership:
Audit and Risk Committee, Policy Committee

20	Northrop Grumman

Proposal 1: Election of Directors

Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy’s capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive career as a senior military officer with the United States Navy, including numerous operational commands, as well as leadership positions, most recently as the 29th Chief of Naval Operations
•Significant expertise in national security, information warfare, cyber operations and global security issues
•Broad experience in leadership and matters of global relations, particularly in the Pacific region, Europe and the Middle East
•Experience with talent development and management
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of Maersk Line, Limited
•Chairman of the Board of Directors of Fincantieri Marinette Marine Corporation
•Trustee of the Dodge and Cox Funds
•Trustee of Johns Hopkins University
•Member of the Board of Managers of the Johns Hopkins University Applied Physics Laboratory

Gary Roughead Admiral, United States Navy (Ret.) and Former Chief of Naval Operations Age: 70 Director since: February 2012 Committee membership: Compensation Committee, Policy Committee (Chair)

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores, Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several leadership roles at the Black & Decker Corporation.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive financial experience acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in Sarbanes-Oxley controls, risk management and mergers and acquisitions
•Significant international experience through his service as an executive of large public companies with substantial international operations
•Experience at Wal-Mart and Black & Decker on large-scale transformational enterprise information technology
•Extensive experience as a member of the audit, risk, compensation and policy committees of other public companies
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of General Motors Corporation
•Member of the Board of Directors of KKR & Co. Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of the Ladies Professional Golf Association

Thomas M. Schoewe
Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc.
Age: 69
Director since:
August 2011
Committee membership:
Compensation Committee (Chair), Policy Committee

2022 Proxy Statement	21

Proposal 1: Election of Directors

Mr. James S. Turley served as Chairman and Chief Executive Officer of Ernst & Young from 2001 until his retirement in 2013. Mr. Turley joined Ernst & Young in 1977 and held various positions there. He was named Deputy Chairman in 2000.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive experience and expertise in areas of finance, accounting and business management acquired over 36-year career at Ernst & Young, including serving as Chairman and Chief Executive Officer of Ernst & Young
•Significant experience in areas of risk management
•Extensive experience as a member of the audit committee of other public companies
•Audit committee financial expert
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Citigroup
•Independent Chair of the Board of Directors of Emerson Electric Company
•Member of the Board of Directors of Precigen, Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of the Boy Scouts of America
•Member of the Board of Directors of Kohler Co.
•Member of the Board of Directors of St. Louis Trust Company
•Non-Executive Chair of Sita Capital Partners LLP

James S. Turley Former Chairman and Chief Executive Officer, Ernst & Young Age: 66 Director since: February 2015 Committee membership: Audit and Risk Committee, Governance Committee

General Mark A. Welsh III has been the Dean of the Bush School of Government and Public Service at Texas A&M University since August 2016. Prior to his current position, General Welsh served as Chief of Staff of the United States Air Force, the senior uniformed Air Force officer responsible for the organization, training and equipping of active duty, Guard, Reserve and civilian forces serving in the United States and overseas. During his long career, General Welsh also served as a member of the Joint Chiefs of Staff, Commander of the United States Air Forces in Europe and Commander of NATO’s Air Command, Associate Director for Military Affairs at the Central Intelligence Agency and Commandant of the United States Air Force Academy.
ATTRIBUTES, SKILLS AND QUALIFICATIONS
•Extensive career as a senior military officer and member of the Joint Chiefs of Staff, having held leadership positions at the highest levels of the United States Air Force
•Extensive experience and in-depth knowledge of issues related to global security and the intelligence community
•Broad leadership experience and international experience, particularly in Europe
•Experience with talent development and management
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Managers of Peak NanoSystems, LLC

Mark A. Welsh III
Dean of the Bush School of Government and Public Service, Texas A&M University; General, United States Air Force (Ret.); Former Chief of Staff, United States Air Force
Age: 68
Director since:
December 2016
Committee membership:
Audit and Risk Committee, Policy Committee

22	Northrop Grumman

Proposal 1: Election of Directors
Director Nomination Process
Assessment of Board Composition
The Governance Committee actively considers the composition and diversity of the Board to ensure it is well positioned to serve the best interests of the Company and its shareholders. The Governance Committee regularly assesses what skills, experiences and other attributes can best contribute to the effective operation of the Board, particularly in light of the changing environment and evolving needs of the Company. The Committee also seeks to balance experience and new perspectives. The Governance Committee identifies director candidates from a wide range of sources and often employs a third-party search firm to assist in the process.

Board Changes since 2015	Diversity of newly added Directors	Skills of newly added Directors
7 new directors have been added to the Board	2 new directors are racially/ ethnically diverse	senior leadership expertise
5 directors have left the Board	3 new directors are female	operations and logistics
For more details on our Board’s robust self-evaluation process, see page 41.		senior military experience
cyber expertise

AVERAGE AGE 66.6 YEARS ■ 2 50's ■ 5 60's ■ 6 70's	AVERAGE TENURE 7.9 YEARS ■ 4 <5 years ■ 4 6-10 years ■ 5 >10 years
GENDER 4/13 ■ 4 Female ■ 9 Male	RACIAL/ ETHNIC DIVERSITY 3/13 ■ 3 Racially/Ethnically Diverse ■ 10 White/Caucasian
INDEPENDENT 12/13 ■ 12 Independent ■ 1 Non-Independent
Retirement Policy
We have a retirement policy whereby a director will retire at the annual meeting following his or her 75th birthday, unless the Board determines, based on special circumstances, that it is in the Company’s best interest to request that the director serve beyond such date.

2022 Proxy Statement	23

Proposal 1: Election of Directors
Identification and Consideration of New Nominees

1	ESTABLISH NOMINEE CRITERIA	The Governance Committee is responsible for establishing the criteria for Board membership. In nominating directors, the Governance Committee bears in mind that the foremost responsibility of a director is to represent the long-term interests of our shareholders as a whole.

2	REVIEW OF CANDIDATE’S HISTORY	The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board.

3	CANDIDATE EVALUATION
In evaluating candidates, the Governance Committee considers:
•the personal integrity and the professional reputation of the individual;
•the education, professional background and particular skills and experience most beneficial to service on our Board;
•how the nominee brings diversity, experience and skills valuable to the Company and Board at the time; and
•whether a director candidate is willing to submit to and obtain a background check necessary for obtaining and retaining the required top secret security clearance.
The Governance Committee evaluates potential director candidates on the basis of the candidate’s background, qualifications and experience. The Governance Committee carefully considers whether each potential candidate would be able to fulfill his or her duties to the Company consistent with Delaware law and the Company’s governing documents, including the Principles of Corporate Governance and security requirements.

4	RECOMMENDATION FOR ELECTION	The Governance Committee recommends to the full Board nominees for election.

Commitment to Diversity
In evaluating director candidates, the Governance Committee aims to foster broad diversity of thought and perspective on our Board. The Governance Committee seeks to ensure diversity, including in race and gender, as well as in professional experience, education, skill and other qualities that contribute to our Board and the long-term interests of our Company and our shareholders.

24	Northrop Grumman

Proposal 1: Election of Directors
Shareholder Nominations
Shareholders may recommend director candidates for consideration by the Governance Committee pursuant to our Principles of Corporate Governance. The Governance Committee considers such director candidates recommended by shareholders similarly to other potential director candidates brought to the attention of the Governance Committee. Shareholder recommendations for director candidates under our Principles of Corporate Governance must be addressed to the Governance Committee in care of the Corporate Secretary. In addition, and as discussed immediately below, shareholders may also directly nominate director candidates in accordance with our Bylaws.
Proxy Access
In 2015, the Board amended our Bylaws explicitly to provide our shareholders the right to nominate directors through access to our proxy materials. The Board did so consistent with and to reflect shareholder input. Under the Company’s proxy access bylaws, a shareholder, or a group of up to 20 shareholders, that has maintained continuous ownership of 3% or more of the Company’s outstanding common stock for at least three years may include in the Company’s proxy materials director nominees constituting up to the greater of two nominees or nominees constituting 20% of the number of directors in office. Director nominees may receive compensation from third parties for their candidacy, up to the total annual compensation paid to directors of the Company, as well as reimbursement for reasonable expenses, provided there is full disclosure of such compensation. Under the Company’s bylaw provisions, directors are treated similarly, whether nominated through proxy access or otherwise, and held to the same high fiduciary standards to serve all shareholders.
The Company’s Bylaws provide our shareholders with broad and meaningful access to the Company’s proxy materials while enhancing transparency, protecting the interests of all shareholders and ensuring good governance. The terms of the Company’s proxy access bylaw provisions are also broadly consistent with the terms of proxy access bylaws adopted by other Fortune 500 companies, reflecting best practices.
Director Election Process
Our Bylaws and Certificate of Incorporation provide for the annual election of directors. Each director will hold office until the next annual meeting of shareholders or until his or her earlier resignation or removal. Generally, in order to be elected, a director must receive more votes cast “for” than “against” his or her election, unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board’s nominees for election in accordance with the procedures set forth in the Company’s corporate governance documents.
Effect of Failure to Obtain and Retain Security Clearance or Receive the Required Vote
Each director is required to tender a resignation in the event of and effective upon the failure to obtain top secret security clearance within 12 months of election or appointment to the Board, or the failure to retain a top secret security clearance once obtained. If an incumbent director fails to obtain and retain a top secret security clearance, the Governance Committee will consider whether the Board should accept the director’s resignation and will submit a recommendation for prompt consideration by the Board. In addition, each director is required to tender a resignation in the event of and effective upon the failure to receive the required vote at any future meeting at which such director faces re-election. The Governance Committee and the Board will consider relevant facts in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation.

2022 Proxy Statement	25

Corporate Governance
Overview
We are committed to maintaining high standards of corporate governance, reflecting on our values and promoting long-term, profitable growth. With strong oversight from the Board, our corporate governance regime is intended to promote the long-term success of our Company to benefit our shareholders, employees, customers, partners and communities.
Our Company has adopted the following pillars which underlie our strong corporate governance and responsible business practices.

Values	Principles of Corporate Governance	Standards of Business Conduct

Our values provide the foundation for our culture and success:
•We Do The Right Thing - we earn trust, act with ethics, integrity and transparency, treat everyone with respect, value diversity and foster safe and inclusive environments;
•We Do What We Promise - we own the delivery of results, focused on quality outcomes;
•We Commit To Shared Success -we work together to focus on the mission and take accountability for the sustainable success of our people, customers, shareholders, suppliers and communities; and
•We Pioneer - with fierce curiosity, dedication and innovation, we seek to solve the world’s most challenging problems.

Our Principles of Corporate Governance outline the role and responsibilities of our Board and the high standards our directors maintain. They set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and Committee membership, among other items. The Board reviews these principles at least annually and considers opportunities for improvement and modification. Our Principles of Corporate Governance are available at investor.northropgrumman.com/principles-corporate-governance.

Our Standards of Business Conduct reflect and reinforce our commitment to our core values. They apply to our directors, officers and employees. We also require our suppliers to meet similar standards through our Standards of Business Conduct for Suppliers and Other Trading Partners. Our Standards of Business Conduct and our Standards of Business Conduct for Suppliers and Other Trading Partners are available at www.northropgrumman.com/corporate-responsibility/ethics-and-business-conduct/standards-of-business-conduct/.

Among other things, our Standards of Business Conduct:
•require high ethical standards in all aspects of our business;
•require strict adherence to all applicable laws and regulations;
•reflect our commitment to maintaining a culture that values and promotes diversity, equity and inclusion;
•reinforce our commitment to being a responsible corporate citizen;
•reflect our commitment to our work environment and the global communities where we live, work and serve;
•reflect our broad and deep commitment to sustainability, including especially our people and environmental responsibility;
•require a focus on performance and the consistent production of quality results;
•reflect our commitment to the safety of our people and products; and
•call upon all employees to raise any questions or issues of concern (including on an anonymous basis).
We report amendments to provisions of our Standards of Business Conduct on our website.

26	Northrop Grumman

Corporate Governance
Role of the Board and Key Areas of Board Oversight
The primary responsibility of our Board is to foster the long-term success of the Company, promoting the interests of our shareholders. Our directors exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities. The role of the Board includes, but is not limited to, the following:

Strategy and Risk	Culture and Human Capital	Governance

Oversee our long-term business strategies, operations and performance
______
Review and approve significant corporate actions
______
Oversee management of each of our major risks and the enterprise risk management processes overall
______
Oversee effective management of cyber and other security risks

Ensure a strong culture
______
Oversee human capital strategy
______
Execute robust succession planning, including selecting the Chief Executive Officer, and electing officers of the Company
______
Oversee our diversity, equity and inclusion programs
______
Review and approve executive compensation

Ensure an effective corporate governance practice
______
Oversee our ethics and compliance programs
______
Review and enhance Board performance
______
Elect directors to fill vacant positions between Annual Meetings
______
Oversee our commitment to ESG/sustainability
______
Provide advice to management

2022 Proxy Statement	27

Corporate Governance
Risk Oversight
As noted above, the Board is responsible for overseeing our enterprise risk management activities, among other duties. Each of our Board committees assists the Board in this role.

BOARD OF DIRECTORS

•The full Board has ultimate responsibility for the oversight of risk, and receives updates from each of the committees, as well as periodic reports from management addressing various risks, including those related to financial and other performance, cybersecurity, climate, human capital and culture.
•The Board and its Committees provide oversight of the Company’s risk management processes, including the Enterprise Risk Management Council (ERMC).

AUDIT AND RISK COMMITTEE	COMPENSATION COMMITTEE

•Focuses on risks tied most directly to our financial performance, and those related to natural disasters and security, including cybersecurity.
•Responsible for assisting the Board in its oversight of enterprise risk management overall.
•Receives multiple regular reports, including
(1)from the Chief Financial Officer and members of the Finance Department addressing the nature of the material financial risks the Company faces and how the Company responds to and mitigates these risks;
(2)from our Controller and Chief Accounting Officer, on our internal controls and SEC filings;
(3)from our Vice President, Internal Audit addressing the internal audits;
(4)from our independent auditors on their review of our internal controls over financial reporting;
(5)from our General Counsel on legal and other compliance risks and how the Company is addressing and mitigating those risks;
(6)from our Chief Compliance Officer on the Company’s compliance program overall;
(7)from the Vice President, Global Corporate Responsibility on matters communicated through the Company’s OpenLine;
(8)from the Company’s Vice President and Chief Information Security Officer addressing information security and cybersecurity matters, at least four times a year; and
(9)from the Company’s Treasurer, addressing the Company’s insurance program, including coverage with respect to property and casualty, information security and cybersecurity, among others.

•Reviews at least annually a risk assessment of the Company’s compensation programs and, together with its independent compensation consultant, evaluates the mix of at-risk compensation linked to stock appreciation.
•Reviews the Company’s diversity, equity and inclusion program and oversees management of the Company's human capital risk.

POLICY COMMITTEE

•Assists the Board in identifying and evaluating global security, political, budgetary and technological issues and trends that could impact the Company’s business.
•Reviews the Company’s external relations and receives regular reports from the Vice President, Global Corporate Responsibility on the Company’s ethics and corporate responsibility programs.
•Reviews and oversees the Company’s commitment to environmental sustainability, climate change and human rights.

GOVERNANCE COMMITTEE

•Regularly reviews the Company’s policies and practices on issues of corporate governance, and considers issues of succession and composition of the Board, recommending proposed changes to the full Board for approval.
•Oversees and reviews the Company’s management of its governance-related risks, including risks related to corporate culture.
•Oversees the roles and responsibilities of the Committees and Committee assignments.

ENTERPRISE RISK MANAGEMENT COUNCIL (ERMC)

•The ERMC is comprised of all members of the Executive Leadership Team, the Chief Accounting Officer, Chief Compliance Officer, Corporate Secretary, Chief Sustainability Officer, Vice President, Internal Audit and Treasurer; meets at least twice per year.
•The Chief Technology Officer and Vice President, Supply Chain also attend each ERMC meeting.
•The ERMC seeks to ensure that the Company has identified the most significant risks and implemented effective mitigation plans for each.
•The General Counsel and Chief Financial Officer provide an update at least annually to the Audit and Risk Committee on the deliberations of the ERMC and significant areas of concern.

28	Northrop Grumman

Corporate Governance
Board Leadership Structure
Chair of the Board
Our Bylaws provide that our directors will designate a Chair of the Board from among its members. The Chair presides at all Board and shareholder meetings. The Chair interacts directly with all members of the Board and assists the Board to fulfill its responsibilities. As the Principles of Corporate Governance provide, the Board believes it is in the best interests of the Company and the shareholders for the Board to have flexibility to determine the best director to serve as Chair of the Board at the time, based on consideration of all relevant factors.
At least once every year, the Board considers who will best serve as Chair and whether that person should be an independent director given the environment and needs of the Company. The Board has concluded that having Ms. Warden, our Chief Executive Officer, serve as Chair is the most appropriate leadership structure for the Company at this time, and best positions the Company to be innovative, compete successfully, present one face to our customers and advance shareholder interests in today’s environment. The Board believes that Ms. Warden’s deep understanding of the Company’s business, day-to-day operations, growth opportunities, challenges and risk management practices gained through various leadership positions enables her to provide strong and effective leadership to the Board and to ensure that the Board is informed of important issues facing the Company. The Board consists entirely of independent directors, other than Ms. Warden, and continues to exercise a strong, independent oversight function, with fully independent Board Committees and a strong Lead Independent Director with clearly articulated responsibilities. The Board will continue to review and discuss the leadership structure of the Board and determine the leadership structure, including the Chair, that best meets the needs of the Company.
Lead Independent Director
If the Chair is not independent, the independent directors will designate annually from among them a Lead Independent Director. Following our 2021 Annual Meeting, the independent directors designated Mr. Felsinger as Lead Independent Director.
Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director, which include the following:
•preside at meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, and advise the Chair and CEO on decisions reached and suggestions made;
•advise the Chair on and approve meeting agendas and information sent to the Board;
•advise the Chair on and approve the schedule of Board meetings, assuring there is sufficient time for discussion of all agenda items;
•provide the Chair with input as to the preparation of Board and committee meeting agendas, taking into account the requests of the other Board and committee members;
•interview, along with the Chair and the Chair of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board;
•call meetings of the independent directors;
•support and facilitate engagement between the Chair and the independent directors; and
•if requested by major shareholders, ensure that he or she is available for consultation and direct communication.
Our Lead Independent Director plays a critical role in reviewing director feedback received through the annual director evaluation process and providing feedback to each director on their individual performance. Our Lead Independent Director is empowered to and does actively engage with our Chair and Chief Executive Officer to help enable a strong and effective Board of Directors.

2022 Proxy Statement	29

Corporate Governance
Committees of the Board
The Board has four standing committees: the Audit and Risk Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is typically determined at the organizational meeting of the Board held in conjunction with the annual meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees, as of the date of this Proxy Statement, are summarized below, together with a table listing the current membership and Chair of each committee. The charters for each standing committee can be found on the Investor Relations section of our website (www.northropgrumman.com).

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing the Company’s financial and enterprise-related risk activities, including by:
•reviewing and discussing the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q
•reviewing and discussing management's assessment of, and report on, the effectiveness of the Company's internal control over financial reporting at least annually and independent auditor's related report
•assisting the Board in its oversight of enterprise risk management (including through the different board committees), including reviewing at least annually the overall risk management process at the Company level
•appointing, retaining, overseeing, evaluating and terminating, if necessary, the independent auditor
•reviewing and pre-approving audit and permitted non-audit services and related fees for the independent auditor
•reviewing and discussing with the independent auditor any critical audit matters identified by the independent auditor, the Company’s critical accounting policies, and material written communications with management
•reviewing with the General Counsel, at least annually, the status of significant pending litigation and various other significant legal, compliance or regulatory matters
•reviewing with the Chief Compliance Officer, at least annually, the Company’s compliance program, and implementation of global compliance policies, practices and programs
•providing oversight and reviewing periodically the Company’s management of its financial risks, as well as the Company’s management of its risks related to cybersecurity, insurance, supplier, nuclear, natural and environmental matters
•reviewing any significant issues raised by the internal audit function and, as appropriate, management’s actions for remediation

Audit and Risk Committee COMMITTEE MEMBERS: William H. Hernandez* (chair) Marianne C. Brown Ann M. Fudge Graham N. Robinson James S. Turley* Mark A. Welsh III Number of meetings in 2021: 8
* Qualifies as Audit Committee Financial Expert; all members are financially literate.

30	Northrop Grumman

Corporate Governance

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing the Company’s compensation policies and practices, including by:
•overseeing and reviewing at least annually a risk assessment of the Company’s compensation plans
•approving the compensation for elected officers (other than the Chief Executive Officer, whose compensation is recommended by the Committee and approved by all the independent directors)
•monitoring the administration of incentive and equity compensation plans, approving financial and non-financial metrics, and approving payments or grants under these plans for elected officers (other than the Chief Executive Officer, whose payments or grants are recommended by the Committee and approved by all the independent directors)
•recommending for approval compensation for the non-employee directors, after consultation with the independent compensation consultant
•overseeing and reviewing the Company’s management of its human capital risk
•reviewing and monitoring the Company’s diversity, equity and inclusion programs
•conducting an annual evaluation of the compensation consultant and reporting results of the evaluation to the Board
•producing an annual report on executive compensation for inclusion in the Proxy Statement
•establishing stock ownership guidelines and reviewing ownership levels on an annual basis

Compensation Committee COMMITTEE MEMBERS: Thomas M. Schoewe (chair) David P. Abney Donald E. Felsinger Madeleine A. Kleiner Karl J. Krapek Gary Roughead Number of meetings in 2021: 5
Compensation Committee Interlocks and Insider Participation
During 2021, Ms. Brown, Ms. Kleiner and Messrs. Abney, Felsinger, Gordon, Krapek, Roughead and Schoewe served as members of the Compensation Committee. During 2021, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member was an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related person transaction or raise concerns of a Compensation Committee interlock.

2022 Proxy Statement	31

Corporate Governance

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing the Company’s corporate governance practices, including by:
•overseeing and reviewing the Company’s management of governance-related risks, including the risks related to corporate culture
•regularly reviewing the Company’s corporate governance policies and practices, including the Company’s Bylaws and other corporate documents
•regularly reviewing and considering corporate governance developments, emerging trends and best practices and recommending changes to the Board
•reviewing and making recommendations to the Board with respect to the corporate governance section of the proxy statement, including proposed responses to shareholder proposals
•meeting with shareholders and proxy advisory groups, as needed, to discuss issues of corporate governance
•regularly reviewing and making recommendations to the Board regarding the composition and size of the Board and the criteria for Board membership, which should include, among other things, diversity, experience and integrity
•providing effective board succession planning, identifying and recommending to the Board qualified potential candidates to serve on the Board and its committees and, if applicable, meeting with proxy access nominees nominated through the Company’s proxy access bylaw provision
•reviewing and determining whether a director’s service on another board or elsewhere is likely to interfere with the director’s duties and responsibilities as a member of the Board
•reviewing and recommending board, director and committee evaluation processes and coordinating the process for the Board to evaluate its performance

Governance Committee COMMITTEE MEMBERS: Madeleine A. Kleiner (chair) Marianne C. Brown Donald E. Felsinger Ann M. Fudge Karl J. Krapek James S. Turley Number of meetings in 2021: 5

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing policy, government relations and corporate responsibility, including by:
•identifying and evaluating global security, political, budgetary, technological and other issues and trends that could impact the Company’s business activities and performance
•reviewing and providing oversight of the Company’s programs regarding environmental sustainability, climate change, human rights, and health and safety
•reviewing and providing oversight over the Company’s ethics and corporate social responsibility policies and programs
•reviewing the Company’s public relations strategy
•reviewing and monitoring the Company’s government relations strategy and political action committee policies
•reviewing the Company’s community relations and charitable activities

Policy Committee COMMITTEE MEMBERS: Gary Roughead (chair) David P. Abney William H. Hernandez Graham N. Robinson Thomas M. Schoewe Mark A. Welsh III Number of meetings in 2021: 4

32	Northrop Grumman

Corporate Governance
Board Meetings and Executive Sessions
The Board meets no fewer than nine times each year (including via telephonic meetings). Special meetings of the Board may be called from time to time as appropriate. On an annual basis, the Board holds an extended meeting to review our long-term strategy.
The Board often holds its meetings at Company locations other than our corporate headquarters to provide the directors with a first-hand view of different elements of our business and an opportunity to interact with local management and employees at various levels.
The Board meets in executive session (with the directors only and then with the independent directors only) following each in-person Board meeting and on other occasions as needed. The Lead Independent Director presides over the executive sessions of the independent directors. The Audit and Risk Committee meets in executive session at least five times each year, and regularly requests separate executive sessions with representatives of our independent auditor and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session from time to time and regularly receives a report from the Compensation Committee’s independent compensation consultant. The Governance and Policy Committees also meet in executive session as they deem necessary.
Meeting Attendance

98%
AVERAGE ATTENDANCE
In 2021, the Board held 10 meetings. Each incumbent director serving in 2021 attended 95% or more of the total number of Board and committee meetings he or she was eligible to attend. On average, each meeting averaged 98% of directors attending the meeting.

100%
SHAREHOLDER MEETING ATTENDANCE
Board members are expected to attend each annual meeting, except where the failure to attend is due to unavoidable circumstances. All of our then-serving directors who were nominees for election attended the 2021 Annual Meeting.

2022 Proxy Statement	33

Corporate Governance
Director Independence
The Board and the Governance Committee annually review the relevant relationships or arrangements between the Company and our directors or parties related to the directors in determining whether such directors are independent. No director is considered independent unless the Board has determined that the director meets the independence requirements under applicable New York Stock Exchange (NYSE) and SEC rules and under our categorical independence standards, which are described in our Principles of Corporate Governance. For a director to be considered independent, the Board must determine that a director has no material relationship with the Company other than as a director.
Our Principles of Corporate Governance provide that a director may be found not to qualify as an independent director if the director:
•has within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million or 2% of the charitable organization’s annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made “on behalf of” a director;
•has, or has an immediate family member who has, within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank in which the director’s or the immediate family member’s compensation was contingent on the services performed for the Company or in which the director or the immediate family member personally performed services for the Company and the annual fees paid by the Company during the preceding fiscal year exceeded the greater of $1 million or 2% of the gross annual revenues of such firm; or
•has, or has an immediate family member who has, within the prior three years owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a material business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, the Company.
Independence Determination
In connection with their annual independence review, the Board and Governance Committee considered the following relationships with organizations to which we have made payments or from which we have received payments in the usual course of our business in 2021.
•Ms. Brown’s service as a member of the Board of Directors of VMWare;
•Ms. Fudge’s service as a trustee of the Brookings Institution;
•Mr. Robinson’s service as Senior Vice President, Stanley Black & Decker, Inc. and President of Stanley Industrial;
•Admiral Roughead’s service as a member of the Board of Directors of Maersk Line, Limited, a trustee of Johns Hopkins University and a member of the Board of Managers of Johns Hopkins University Applied Physics Laboratory;
•Mr. Schoewe’s service as a member of the Board of Directors of General Motors; and
•Mr. Turley’s service as a member of the Board of Directors of Citigroup.
The Board of Directors considered that Ms. Fudge, Admiral Roughead and Mr. Turley served as members of the boards of organizations to which the Company made contributions during 2021 in the usual course of our charitable contributions program, as well as in connection with our matching gifts program (which limits the contributions to $10,000 per year per director). The amounts paid were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance.
Following its review and the recommendation of the Governance Committee, the Board affirmatively determined that all of the directors, except Ms. Warden, are independent. The independent directors constitute approximately 92% of the members of our Board. The Board previously determined that Bruce S. Gordon, who served as a director until his retirement from the Board effective the date of the 2021 Annual Meeting, was independent during the time he was a director.

34	Northrop Grumman

Corporate Governance
Our Culture
Our strong culture — founded on our values; reflecting our commitment to ethics, integrity, inclusion and respect; and focused on enduring performance, innovation, agility and accountability — enables our success and long-term sustainable growth. Culture is critical to who we are and how we do business. In 2020, we restated the values that guide our Company and provide the foundation for our culture. Our culture is critical to our ability to do business, to attract and retain talent, to perform, to earn trust, to serve our customers and to deliver long-term value for our shareholders. We all have a shared responsibility to maintain and enhance it.
Our culture is reflected in our commitment to corporate responsibility and sustainability. We are proud of our long-standing advancement of diversity, equity and inclusion, our service to our communities and the progress we have driven across all aspects of sustainability. Corporate responsibility and sustainability are critical to our business and long-term value creation for our shareholders, customers, employees and suppliers, and the communities we serve.
Management establishes and reinforces the Company’s culture, and our Board is actively engaged in providing oversight. The Board is committed to sustaining and enhancing the Company’s strong culture with an engaged, diverse and inclusive workforce. For example:
•The Company conducts an annual employee engagement survey, which gives our employees the opportunity to provide feedback on our Company culture and the environment that enables their success. This survey is managed by a third-party vendor to encourage candor and solicit feedback on many aspects of engagement, including how our employees perceive Company leadership, and issues of accountability, inclusion and career development. The results of this survey are reported to and discussed with the full Board annually.
•The Board meets regularly with employees at all levels to reaffirm the health of our culture. The Board meets with employees during site visits that are a critical part of Board meetings, and also during “Sector Days,” when our directors visit the operations across four business sectors without members of senior leadership present.
•Members of our Board often share their time by generously participating as speakers in Company leadership programs.
The Board's Committees oversee elements of the Company's culture associated with their respective area of responsibility.
•The Audit and Risk Committee reviews and discusses the Company's global compliance programs with our General Counsel and Chief Compliance Officer, including the tone set by leaders throughout the organization, and they meet quarterly with our Vice President, Global Corporate Responsibility to receive a report on matters that are communicated through the OpenLine reporting system.
•The Compensation Committee reviews with the Chief Human Resources Officer the Company's human capital management, monitors policies and practices with respect to diversity, equity and inclusion, and reviews a risk assessment of the Company's compensation programs.
•The Governance Committee provides the Board oversight of the Company's corporate culture and governance-related risks.
•The Policy Committee receives at least annually a report from our Vice President, Global Corporate Responsibility regarding our ethics and corporate responsibility programs, including our Standards of Business Conduct, and reviews and monitors practices with respect to sustainability and environmental matters, human rights, health and safety, and charitable organizations.
Sustainability
Our strong environmental, social and governance (ESG) programs and practices reflect and build on our culture. They also help us attract and retain the best talent, perform for our customers, serve as responsible corporate citizens in the communities where we live and operate and create long-term value for our stakeholders.
Our annual Sustainability Report provides our stakeholders with detailed information on various ESG programs, goals and achievements. The report, our ESG Performance Data Matrix and other ESG-related disclosures are available at www.northropgrumman.com/corporate-responsibility/sustainability-reports-and-esg-information/. Also available on that website is the report we recently published that includes ESG disclosures aligned with the Task Force on Climate-related Financial Disclosures (TCFD).

2022 Proxy Statement	35

Corporate Governance
Environmental
We are proud of our long-standing commitment to environmental stewardship, and our record of setting and achieving robust goals, most recently in 2020. We have reduced our greenhouse gas emissions by more than 44% since 2010. We have decreased our potable water use by more than 20% over the last seven years. With our focus on materials efficiency, we have diverted almost 70% of our solid waste away from landfill disposal. We have also made great strides towards environmental sustainability in other areas. For example, we have invested over $200 million in environmental sustainability projects, including operations and maintenance projects, since 2015; recycled or reused over 90 million gallons of water annually; recomposted over more than 23 tons of food waste each year; entered into an agreement with a utility company to enable construction of a solar facility to increase our renewable energy sourcing; and experienced significant growth in our electric vehicle charging program. In addition to completing our second generation of environmental sustainability goals, we link environmental sustainability performance to our executive compensation, and have an employee resource group dedicated to our environmental stewardship. In 2021, we focused on continuing our progress in preparation for next generation sustainability goals and achieving long-term cost savings through focused investment at our sites. Looking forward, we are implementing projects focused on further reducing carbon emissions from our operations. We have announced a target date of 2035 to achieve net zero carbon emissions from our operations. We are also committed to achieving our other climate change related objectives, which include energy efficiency and renewable energy, water conservation and effective solid waste management.
Social
People are our most valued resource. We work hard to provide an environment in which our employees can thrive and stay safe. We are proud to have long been, and to be, a leader in advancing diversity, equity and inclusion ("DEI"). Indeed, we believe that our success depends on our ability to provide an environment in which our employees are not only enabled, but expected to bring their differing perspectives to work, challenging us all to think more broadly and enhancing outcomes. Among many other initiatives, the Company maintains 14 employee resource groups, including over 25,000 diverse colleagues, which meet regularly to identify and address concerns and opportunities. These networks are an industry-leading example of workforce inclusion and contribute to our overarching DEI strategy.
As described in our 2021 Sustainability Report, our Board of Directors, and the Compensation Committee in particular, are deeply engaged in our strategy for enhancing DEI, reviewing workforce diversity plans, setting objectives, including non-financial metrics in our compensation programs, and understanding the outcome of our employee engagement surveys.
During 2021, amidst the continuing COVID-19 pandemic, we focused on keeping our employees safe as we continued to perform, serving our customers and stakeholders, helping those most in need, and advancing social justice across our Company and our communities. The Company, our Northrop Grumman Foundation and our employees, individually and together, contributed time, skill and financial resources. We contributed to global, national and local efforts supporting healthcare, addressing food insecurity, advancing opportunity for all, increasing student access to technology, combating systemic discrimination, providing disaster relief, and serving some of our most vulnerable populations.
Governance
We have long enjoyed a robust and progressive governance regime, carefully designed to promote the long-term success of our Company by providing for effective and efficient oversight by a strong board of directors engaged with and informed by our shareholders. We are committed to continuing to maintain these high standards of corporate governance, in service to our shareholders, employees and customers.
Our governance policies include our Principles of Corporate Governance, our corporate Bylaws, Policy and Procedure Regarding Company Transactions with Related Persons and our Standards of Business Conduct, among others. As discussed in our 2021 Sustainability Report, our exemplary governance practices include:
•A diverse, informed and engaged board of directors who are committed to thoughtful debate and collaboration;
•All board committees are fully comprised of independent members;
•A Lead Independent Director with significant and clearly established responsibilities, who also serves as a resource for our CEO, other directors and our shareholders;
•Deliberate and effective ongoing board refreshment and succession planning, with mandatory retirement at age 75;
•Multiple and varied opportunities for shareholder engagement, including: right to act by written consent, right to call a special meeting, and right to nominate through proxy access, as well as less formal opportunities to meet with management and directors throughout the year;
•Annual re-assessments of the effectiveness of the full board, each committee and each director, with a focus on opportunities for further improvement;

36	Northrop Grumman

Corporate Governance
•Overboarding policy limiting service on more than three other public company boards;
•Robust recoupment policy for incentive compensation;
•Stock ownership requirements for directors and executive officers; and
•Policy prohibiting hedging, pledging and other related actions related to Company stock.
Oversight
Our Board of Directors provides leadership and oversight with respect to ESG practices, and regularly receives reports from management on these varied issues.
•The Audit and Risk Committee assists the Board of Directors in its oversight of effective internal controls; approves auditors; reviews and approves publicly filed data in annual and quarterly reports and earnings releases.
•The Compensation Committee provides oversight of compensation programs, including approving environmental goals and diversity, equity and inclusion goals; and the Company’s management of its human capital and talent, including the Company’s focus on diversity, equity and inclusion.
•The Governance Committee oversees matters related to corporate governance, the board (including diversity, equity and inclusion for board members), shareholder rights, and our corporate culture.
•The Policy Committee reviews, monitors and provides oversight of the Company’s policies and programs for environmental matters and climate change-related risks (including among other things, Scope 1 and 2 greenhouse gas emissions, and targets for emissions reductions); ethics and standards of business conduct, corporate responsibility, human rights, employee health and safety and corporate citizenship and charitable programs. The Committee receives periodic updates from the Chief Sustainability Officer and Vice President, Corporate Responsibility.
The Enterprise Risk Management Council also reviews risks related to sustainability, including risks related to climate change and natural disasters that may affect operations, especially in regions prone to hurricanes, earthquakes, damaging storms and other natural disasters.
Our commitment to strong corporate responsibility and sustainability is demonstrated by the incorporation of non-financial ESG performance metrics into our annual incentive compensation program. See page 58 in the Compensation Discussion and Analysis section. We engage with a variety of stakeholders — including shareholders, employees, customers and community advocates — and regularly obtain feedback on our ESG performance.

2022 Proxy Statement	37

Corporate Governance
Awards and Recognitions
We are proud that our corporate responsibility and sustainability programs received various notable recognitions in 2021. They include:

HUMAN RIGHTS CAMPAIGN FOUNDATION
BEST PLACES TO WORK for LGBTQ Equality 2021
100% CORPORATE EQUALITY INDEX

DiversityInc
2021 TOP 50
COMPANIES FOR DIVERSITY®

3BL MEDIA
100 BEST CORPORATE CITIZENS
2021

DEI BEST PLACE TO WORK FOR DISABILITY INCLUSION 2021℠
100% DISABILITY EQUALITY INDEX

U.S. VETERANS MAGAZINE
BEST OF THE BEST 2021

CAREER COMMUNICATIONS GROUP, INC.
HBCUs
TOP SUPPORTERS
2021

Dow Jones Sustainability North America Index for the sixth consecutive year and the World Index for the first time
_____
an AA rating from MSCI for environmental, social and governance management and performance
_____
achieved a perfect score on the CPA-Zicklin Index of Corporate Political Disclosure and Accountability
_____
named as one of 3BL Media’s 100 Best Corporate Citizens
_____
one of DiversityInc’s Top 50 Companies for Diversity for the 12th year in a row as well as a top company for people with disabilities, Native American/Pacific Islander employees, LGBTQ+ employees, employee resource groups, mentoring, executive diversity councils, philanthropy and ESG
_____
named as one of Equileap’s top 25 companies on the S&P 500 for gender equality named as one of the top 10 industry supporters for engineering programs at HBCUs by Career Communications Group, Inc.
_____
received the highest ranking for the seventh year in a row on the Disability Equality Index and named a “Best Place to Work For Disability Inclusion”
_____
achieved a perfect score on the Corporate Equality Index and designated a “Best Place to Work for LGBTQ+ Equality”
_____
named as one of the 2021 Best of the Best Top Supplier Diversity Programs and Top Veteran-Friendly Employers by U.S. Veterans magazine
_____
a leadership score of A- in CDP’s 2021 climate change program for the 10th consecutive year

38	Northrop Grumman

Corporate Governance
Human Rights
Northrop Grumman is committed to maintaining a strong culture with a deep respect for individuals and human rights. The Company has a robust and wide-reaching Human Rights Policy that reflects this commitment. (The Policy is available on the Company’s website at www.northropgrumman.com/corporate-responsibility/northrop-grumman-human-rights-policy/). The Company has also established a Human Rights Working Group to help ensure our human rights program is being implemented effectively and achieving our goals. The Working Group is led by the Company’s General Counsel (or her designee) and includes senior representatives from, among others, the Office of Global Corporate Responsibility, Global Supply Chain, Investor Relations, Treasury, Contracts, Environmental, Health and Safety, Global Business Office, Government Relations, Communications and each of our Sectors. Among other things our Human Rights Policy:
•Makes clear our commitment to people, including our respect for the rights of employees to work in a positive work environment that treats employees with respect and dignity.
•Addresses explicitly the Company’s supply chain, making clear both that we treat our suppliers with respect and dignity, and that we require our suppliers to follow similar policies protecting human rights.
•Addresses various processes the Company follows to consider a wide range of potential risks — including risks to human rights — as it develops products and determines whether to undertake certain business opportunities. In recent years, for example, the Company has exited or begun to exit legacy programs related to cluster munitions, recognition software, and depleted uranium.
The Board of Directors oversees the Company's commitment to human rights. The Policy Committee has specific responsibility to provide oversight of the Company's human rights program, including reviewing and making recommendations for enhancements, as appropriate. The Policy Committee receives regular reports from our Vice President, Global Corporate Responsibility, and our Corporate Vice President and General Counsel (or her designee), who is chair of the Human Rights Working Group, on how we are implementing our Human Rights Policy and to discuss any areas of concern.
The Policy is also reinforced through communications and with robust training. Our Sustainability Report provides additional background and information on our human rights program.

2022 Proxy Statement	39

Corporate Governance
Director Orientation and Continuing Education

NEW DIRECTOR ORIENTATION
•All new directors to the Board receive in-person orientation and training that is individually tailored, taking into account the director's experience, background, education and committee assignments. The orientation program is led by members of senior management and covers a review of our strategy and operating plans, financial statements, corporate governance and key policies and practices, as well as the roles and responsibilities of our directors.
•All directors receive regular in-person training regarding our Company policies and procedures, and broad exposure to our operations and the teams. Members of senior management review with the Board the operating plan for each of our business sectors and the Company as a whole.

CONTINUING DIRECTOR EDUCATION AND SITE VISITS
•Directors attend outside director and other continuing education programs to assist them in staying current on developments in corporate governance, our industry, the global environment and issues critical to the operation of public company boards.
•The Board also conducts periodic site visits to our facilities as part of its regularly scheduled Board meetings, and during “Sector Days,” when our directors visit our business operations to meet with local employees and management. These visits allow directors to interact with a broader group of our executives and employees and gain firsthand insights into our operations.

Board Memberships and External Relationships
Directors are required to ensure that their other commitments, including for example, other board memberships, employment, partnerships and consulting arrangements, do not interfere with their duties and responsibilities as members of the Board. Directors provide notice to the General Counsel prior to accepting an invitation to serve on the board of any other organization or agreeing to other new commitments that could interfere with their duties and responsibilities as a member of the Board, and the General Counsel advises the Chair of the Governance Committee (or the Chair of the Board, if notice is from the Chair of the Governance Committee). A director should not accept the new commitment until advised by the Chair of the Governance Committee (or Chair of the Board, as appropriate) that such engagement will not unacceptably create conflicts of interest or regulatory issues, conflict with Company policies or otherwise interfere with the director’s duties and responsibilities as a member of the Board. Directors are also required promptly to inform the General Counsel if a conflict of interest arises, or they are concerned that a conflict may arise or circumstances could otherwise interfere with their duties and responsibilities as a director. Directors are required to seek to avoid even an appearance of an improper conflict of interest.

Director Overboarding Policy

Directors may not serve on more than three other boards of publicly traded companies in addition to our Board without the written approval of the Chair of the Governance Committee (or Chair of the Board, as appropriate). A director who is a full-time employee of our Company may not serve on the board of more than one other public company unless approved by the Board. When a director’s principal occupation or business association changes substantially during his or her tenure as a director, the Board expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board what action to take.

40	Northrop Grumman

Corporate Governance
Annual Self-Assessment Process
The Board conducts annually thorough self-assessment processes at each of the full Board level, within each committee, and at the individual director level. These processes are intended to ensure and enhance the effective operation of the Board.

BOARD EVALUATION
The self-assessment of the full Board is overseen by the Governance Committee. As part of this assessment, the Lead Independent Director and Chair of the Governance Committee facilitate a broad discussion of Board performance, held in executive session. Among other topics, the Board considers:
•the Board’s effectiveness in evaluating and monitoring the Company’s business plan, long-term strategy and risks;
•whether strategic and critical issues are being addressed by the Board in a timely manner;
•whether the Board’s expectations and concerns are openly communicated to and discussed with the Chief Executive Officer;
•whether there is adequate contact between the Board and members of senior management;
•whether the directors collectively operate effectively as a Board;
•whether the individual directors have the appropriate mix of attributes and skills to fulfill their duties as directors of the Company;
•whether there are adequate opportunities to raise questions and comments on issues, both inside and outside of Board meetings;
•whether the Board has focused adequately on succession planning; and
•whether the Board is adequately responsive to shareholder communication.
Following this review, the Board discusses the results and identifies opportunities for improvement, including any necessary steps to implement such improvements.

COMMITTEE EVALUATION	Each of the Committees also conducts an annual self-assessment. During an executive session led by the Committee chair, each Committee discusses, among other topics: whether the quality of participation and discussion at the Committee meetings is effective in facilitating the Committee’s obligations under its charter; the opportunity to engage in strategic discussion; and whether the Committee is covering the right topics in the right amount of detail. Following this discussion, the Committee develops and implements a list of action items, as appropriate.

INDIVIDUAL DIRECTOR EVALUATION
Also as part of the annual self-assessment process, each non-employee director completes an individual director evaluation for each of the other non-employee directors. These evaluations address various aspects of how each director contributes to the Board and serves our shareholders. The evaluation process is overseen by an independent third-party who compiles the results and provides them directly to the Chair, the Lead Independent Director and the Chair of the Governance Committee. These assessments include, among other topics, each non-employee director’s:
•understanding of the Company’s overall business and risk profile and its significant financial opportunities and plans;
•engagement during meetings and other Board functions;
•analysis of benefits and risks of courses of action considered by the Board; and
•appropriate respect for the views of other Board members.
The Lead Independent Director or the Chair of the Governance Committee meets with each non-employee director individually to discuss the results of his or her assessment, including comments provided by other non-employee directors, and opportunities for growth.

SELF-ASSESSMENT FEEDBACK	The Lead Independent Director or the Chair of the Governance Committee reports generally on the overall results of these discussions to the Board in executive session. These evaluations also assist the Governance Committee with its recommendation for directors to be renominated for election to the Board of Directors.

2022 Proxy Statement	41

Corporate Governance
Succession Planning
The Board believes that providing for strong and effective continuity of leadership is critical to the success of our Company. The Board commits significant resources to ongoing succession planning, with processes in place for the Board:
•to evaluate the Chief Executive Officer annually based on a specific set of performance objectives;
•to work with the Chief Executive Officer to support and ensure the development of potential succession candidates for the Chief Executive Officer and other leadership positions;
•to discuss with the Chief Executive Officer annually an assessment of persons considered potential successors to various senior management positions; and
•robustly to consider, plan for and ensure successful transitions of leadership.
Communications with the Board of Directors
Any interested person may communicate with any of our directors, our Board as a group, our non-employee directors as a group or our Lead Independent Director through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.
The Board has met with, and looks forward to the opportunity to meet with, interested shareholders to address concerns and to receive input.
Interested persons may also report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors (including anonymously) by writing to the Chair of the Audit and Risk Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

42	Northrop Grumman

Compensation of Directors
In May 2021, the Compensation Committee recommended to the Board, and the Board approved, the current non-employee director fee structure, effective May 19, 2021. The table below lists the annual fees payable to our non-employee directors from January 1, 2021 to May 18, 2021 under the prior fee structure and the annual fees payable under the current fee structure effective since May 19, 2021.

Name	Amount ($) (1/1/21 - 5/18/21)	Amount ($) (5/19/21 - 12/31/21)
Annual Cash Retainer	130,000	135,000
Lead Independent Director Retainer	35,000	50,000
Committee Chair Retainer	20,000	25,000
Audit and Risk Committee Retainer	10,000	15,000
Annual Equity Grant(1)	160,000	170,000
(1)The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (2011 Plan) as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors (Director Program) sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Current Non-Employee Director Fees	Current Additional Annual Fees

$135,000
Annual Cash Retainer
$170,000
Annual Equity Grant

Retainer fees are paid on a quarterly basis at the end of each quarter.
To encourage directors to have a direct and material investment in shares of our common stock, non-employee directors are awarded an annual equity grant of $170,000 in the form of deferred stock units (Automatic Stock Units).
The Compensation Committee, with the assistance of its independent compensation consultant, is responsible for reviewing and recommending for Board approval the compensation of the non-employee directors. At the request of the Compensation Committee, the independent compensation consultant prepares annually a comprehensive benchmarking of our non-employee director compensation program against the compensation programs offered by our Target Industry Peer Group (the same peer group against which executive compensation is compared). Consistent with this benchmarking, the overarching approach for non-employee director compensation is to target approximately the 50th percentile of the Target Industry Peer Group and to align our director compensation with our shareholders’ interests.

2022 Proxy Statement	43

Compensation of Directors
The Director Program was amended and restated effective January 1, 2016 (the Amended Director Program). Non-employee directors other than Mr. Abney and Mr. Robinson received an annual equity grant of Automatic Stock Units on May 20, 2020, which vested on May 20, 2021; and non-employee directors other than Mr. Robinson received an annual equity grant of Automatic Stock Units on May 19, 2021 which will vest on May 19, 2022. Mr. Abney received an annual equity grant of Automatic Stock Units upon his election to the Board on June 10, 2020 which vested on May 20, 2021. Mr. Robinson received an annual equity grant of Automatic Stock Units on August 11, 2021 which will vest on May 19, 2022. Under the Amended Director Program, directors may elect to have all or any portion of their Automatic Stock Units paid on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) their separation from service as a member of the Board, or (B) the vesting date. Directors may elect to defer to a later year all or a portion of their remaining cash retainer or committee retainer fees into a stock unit account as Elective Stock Units or in alternative investment options. Elective Stock Units are awarded on a calendar quarterly basis. Directors may elect to have all or a portion of their Elective Stock Units paid on the earlier of (i) the beginning of a specified calendar year or (ii) their separation from service as a member of the Board. Stock units awarded under the Amended Director Program will be paid out in an equivalent number of shares of our common stock. Deferral elections are made prior to the beginning of the year for which the retainer fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.
Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Northrop Grumman Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.

Stock Ownership Requirements
Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the director’s election to the Board. Deferred stock units and Company stock owned outright by the director count towards this requirement.
Anti-Hedging and Pledging Policy
Company policy prohibits our directors, NEOs, other elected and appointed officers, designated employees who are subject to specific preclearance procedures under the Company’s insider trading policy and any other employees who receive performance-based compensation, from engaging in hedging, pledging or other specified transactions. Specifically, this policy prohibits such persons from: engaging in hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions; entering into margin transactions involving Company stock; pledging Company securities as collateral for loans or other transactions; trading in puts, calls, options, warrants or other similar derivative instruments involving Company securities; or engaging in short sales of Company securities.
None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.

44	Northrop Grumman

Compensation of Directors
2021 Director Compensation
The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
David P. Abney	136,925	170,000	15	306,940
Marianne C. Brown	146,150	170,000	12,227	328,377
Donald E. Felsinger	177,300	170,000	41,662	388,962
Ann M. Fudge	146,150	170,000	11,191	327,341
Bruce S. Gordon(4)	50,050	—	14,082	64,132
William H. Hernandez	169,225	170,000	7,620	346,845
Madeleine A. Kleiner	156,150	170,000	22,652	348,802
Karl J. Krapek	133,075	170,000	31,718	334,793
Graham N. Robinson	58,126	130,900	2	189,028
Gary Roughead	156,150	170,000	15,578	341,728
Thomas M. Schoewe	156,150	170,000	6,896	333,046
James S. Turley	146,150	170,000	1,280	317,430
Mark A. Welsh III	146,150	170,000	733	316,883
(1)Amounts reflect the annual cash retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chair retainer. As described above, a director may elect to defer all or a portion of his or her annual cash retainer into a deferred stock unit account or alternative investment options. Amounts deferred as Elective Stock Units or deferred into alternative investment options are reflected in this column.
(2)Amounts represent the target value of Automatic Stock Units awarded to each of our non-employee directors in 2021 under the 2011 Plan pursuant to the Amended Director Program. The amount reported for each director reflects the aggregate fair value of the Automatic Stock Units on the grant date, as determined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, excluding any assumed forfeitures. The grant date fair value assumes the value of dividend equivalents accrued directly on the awarded units. The aggregate number of Automatic Stock Units and Elective Stock Units held by each director as of December 31, 2021 is provided in the Deferred Stock Units table below.
(3)Amounts reflect (i) the estimated dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned, directly or indirectly, on reinvested dividend equivalents as such amounts are not assumed in the grant date fair value of the Automatic Stock Units shown in the “Stock Awards” column, and (ii) matching contributions made through our Matching Gifts Program for Education discussed above as follows: Ms. Brown, $10,000; Ms. Fudge, $10,000; Mr. Gordon, $10,000; Mr. Hernandez, $5,000; Ms. Kleiner, $5,000; Mr. Krapek, $10,000; and Mr. Roughead, $10,000.
(4)Mr. Gordon reached the age of 75 prior to the 2021 Annual Meeting and, in accordance with our director retirement policy, did not stand for reelection at the 2021 Annual Meeting.

2022 Proxy Statement	45

Compensation of Directors
Deferred Stock Units
As of December 31, 2021, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
David P. Abney	465	—	465
Marianne C. Brown	4,468	2,934	7,402
Donald E. Felsinger	23,089	16,218	39,307
Ann M. Fudge	3,464	508	3,972
Bruce S. Gordon(1)	—	—	—
William H. Hernandez	6,178	—	6,178
Madeleine A. Kleiner	18,454	—	18,454
Karl J. Krapek	17,841	4,581	22,422
Graham N. Robinson	361	—	361
Gary Roughead	9,590	—	9,590
Thomas M. Schoewe	10,869	—	10,869
James S. Turley	3,883	—	3,883
Mark A. Welsh III	3,013	—	3,013
(1)Mr. Gordon reached the age of 75 prior to the 2021 Annual Meeting and, in accordance with our director retirement policy, did not stand for reelection at the 2021 Annual Meeting. All stock units were paid out to Mr. Gordon in the form of common stock after his retirement from the Board in May 2021.

46	Northrop Grumman

Proposal 2: Advisory Vote on Compensation of Named Executive Officers
Consistent with Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. This advisory vote, commonly known as “say-on-pay,” gives our shareholders the opportunity to express their views on our 2021 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders’ views, the Compensation Committee seriously considers the vote when making future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes on the compensation of our NEOs.
We believe our compensation programs reflect responsible, measured practices that effectively incentivize our executives to dedicate themselves fully to value creation for our shareholders, customers and employees. Our pay practices are aligned with our shareholders’ interests and with leading industry practice and are governed by a set of strong policies. Examples include:
•Double-trigger provisions for change in control situations, and no excise tax gross-ups for payments upon termination after a change in control;
•A recoupment policy applicable to cash and equity incentive compensation payments;
•Stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, and stock holding requirements of three years from the vesting date for equity awards; and
•Prohibitions on hedging or pledging of Company stock.
For a more extensive list of our best practices, refer to page 52 of this Proxy Statement. In addition, our Compensation Discussion and Analysis (CD&A) provides a detailed discussion of our performance-based approach to executive compensation. We encourage you to read the CD&A, the rest of this Proxy Statement and our 2021 Form 10-K, which describes our business and 2021 results in more detail.
Recommendation
The compensation of our executives is aligned to performance, is sensitive to shareholder returns, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders. Accordingly, the Board recommends that shareholders approve the following resolution:
“RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
Vote Required
Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

2022 Proxy Statement	47

Executive Compensation
Compensation Discussion & Analysis
2021 Named Executive Officers

Kathy J. Warden Chair, Chief Executive Officer and President	David F. Keffer Corporate Vice President and Chief Financial Officer	Mark A. Caylor Corporate Vice President and President, Mission Systems

Blake E. Larson Former Corporate Vice President and President, Space Systems	Mary D. Petryszyn Corporate Vice President and President, Defense Systems

Compensation Philosophy and Objectives
We provide attractive, robust and market-based total compensation programs tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and employees.
Our goal is to lead our industry in sustainable performance and build on our strong, enduring values. For our performance-based plans, we select metrics that drive shareholder value and benchmark our performance against peers, the market and our long-range strategic plan (LRSP). Our executive compensation and benefit programs are guided by the following principles:

Pay for Performance
•Our incentive plans are based on peer performance and benchmarks, the market, and our LRSP.
•Above-target incentive payouts are awarded when we outperform our peers, market and LRSP benchmarks.

Leadership Recruitment, Retention and Succession
•Compensation is designed to be competitive with our peers and retain top talent.
•Programs are structured to attract, motivate and reward NEOs for delivering operational and strategic performance over time.

Sustainable Performance
•Our Annual Incentive Plan (AIP) includes both financial and non-financial metrics to ensure we are building a strong foundation for long-term sustainable performance and shareholder value creation.

48	Northrop Grumman

Executive Compensation

Alignment with Shareholder Interests
•Our compensation structure places an appropriate amount of compensation at risk based on annual and long-term results.
•At-risk compensation is based on financial and non-financial performance measures and relative Total Shareholder Return (TSR). Payouts under the TSR portion of the plan are capped at target if the Company's TSR is negative over the performance period.
•A significant portion of compensation is delivered in equity, the vesting and value of which provides alignment with shareholder returns.
•Stock ownership guidelines, holding requirements for equity awards and our recoupment policy further align executive and shareholder interests.

Benchmarking
•Our compensation programs' provisions and financial objectives are evaluated on an annual basis and modified in accordance with industry and business conditions (e.g., unforeseen impacts, divestitures, etc.).
•Benchmarks are set using a hybrid approach of peer, market and LRSP data.
•We seek to outperform our peers (a group of top global defense companies identified as the Performance Peer Group on page 54).
•We use a Target Industry Peer Group (TIPG) (identified on page 54) for broader market executive compensation analyses that includes companies based on a peer-of-peers analysis.

In the Compensation Discussion and Analysis (CD&A), we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. We describe the material components of our executive compensation programs for our 2021 Named Executive Officers (NEOs) and explain how and why our Board’s Compensation Committee determined certain compensation policies and decisions.
We refer to certain non-GAAP financial measures, which are identified with asterisks. For more information, including definitions, reconciliations to the most directly comparable GAAP measure and why these measures may be useful to investors, see “Appendix A - Use of Non-GAAP Financial Measures.” The 2021 NEO compensation is in the Summary Compensation Table on page 69 and other compensation tables contained in this Proxy Statement.

2022 Proxy Statement	49

Executive Compensation
2021 Compensation Elements
Our executive compensation philosophy provides our NEOs with attractive, robust and market-based total compensation tied to annual and long-term performance and aligned with the interests of our shareholders and our business objectives. The key elements of our compensation programs for our NEOs are summarized below.

Compensation Element	CEO	Other NEOs (Average)	Purpose	Key Characteristics
Fixed	9%	18%
Base Salary			Compensate equitably and competitively	•Determined by level of responsibility, competitive market pay assessment and individual performance
Variable	91%	82%
Annual Incentive Plan (AIP)			Motivate and reward achievement of annual business objectives
•Financial Metrics
•35% Adjusted Cash Flow from Operations Conversion*
•35% Segment Operating Income* Growth
•15% Pension-adjusted Net Income* Growth
•15% Pension-adjusted Operating Margin (OM) Rate*
•Non-financial metrics

Long-Term Incentive Plan (LTIP) Restricted Stock Rights (RSRs)			Tie our executive officers’ priorities to shareholders and retain executive talent	•30% of annual LTIP grant •Three-year cliff vesting
LTIP Restricted Performance Stock Rights (RPSRs)			Link the interests of our executive officers to shareholders, motivate and reward achievement of long-term strategic goals and retain executive talent
•70% of annual LTIP grant
•Three-year performance period
•Equally weighted metrics of relative TSR, Adjusted Cumulative Free Cash Flow* (Adjusted Cumulative FCF*) and Operating Return on Net Assets* (Operating RONA

* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

50	Northrop Grumman

Executive Compensation
2021 Performance Highlights

Achieved robust backlog of over $76B	Sales of $35.7B Organic Sales* increased ~3% to $35.5B

Diluted EPS of $43.54 Transaction-adjusted EPS* increased ~8% to $25.63	Over $4.7B returned to Shareholders via Dividends & Buybacks

Earnings Per Share	3-Year Total Shareholder Return

$50
$40
$30
$20
$10
$0
$13.22
$21.21
$19.03
$23.65
$43.54
$25.63
2019
2020
2021
Diluted EPS
Transaction-adjusted EPS*

100%
80%
60%
40%
20%
0%
53%
55%
49%
4%
100%
66%
2019
2020
2021
S&P 500
Northrop Grumman

* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”
Consideration of Say-On-Pay Vote

The Company annually asks shareholders to approve, on an advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to address their questions regarding executive compensation and emphasize our philosophy and competitive pay practices. The Compensation Committee annually reviews and discusses the results of the say-on-pay vote. In 2021, our executive compensation programs continued to receive strong support from shareholders with 96% approval at our 2021 Annual Meeting of Shareholders. Based on its review and feedback from shareholder engagement, the Compensation Committee determined that our programs are effective and aligned with shareholder interests, and no substantive changes were required.
% of votes in favor of Say-on-Pay Proposal in 2021

2022 Proxy Statement	51

Executive Compensation
Our Compensation Best Practices
Our compensation programs incorporate best practices, including the following:

What We Do			What We Don't Do
Pay for Performance	Annual Peer Group Review	Long-Term Incentives Focused on Performance	No Individual Change in Control Agreements

Compensation Elements Benchmarked at Market Median	Above-Target Annual Incentive Payouts Only When We Outperform Our Peer Benchmarks	Independent Consultant Reports Directly to Compensation Committee	No Employment Contracts for Chief Executive Officer (CEO) or Other NEOs

Recoupment Policy on Cash and Equity Incentive Compensation Payments	Dividends Paid Upon Vesting of Equity Awards	Stock Ownership Guidelines and Stock Holding Requirements	No Excise Tax Gross-ups for Payments Received Upon Termination After a Change in Control

LTIP Double Trigger Provisions for Change in Control	Regular Risk Assessments Performed	Cap on Annual Bonuses and RPSR Payouts	No Hedging or Pledging of Company Stock
How We Make Executive Compensation Decisions
Our Compensation Committee leads a rigorous and continuous process evaluating our thoughtfully designed programs throughout the year to ensure that we maintain executive compensation programs that align with the interests of our shareholders.

Assess	Establish

•Feedback from annual say-on-pay vote from shareholder outreach
•Market data with Independent Compensation Consultant
•Alignment of our financial and non-financial performance metrics with our overall strategy
•Annual independent risk review of compensation structure
•Performance metrics for AIP and RPSRs •Relevant compensation and performance peer groups •Annual salary, target AIP and target LTIP awards

Rigorous Committee Oversight

Approve	Monitor

•AIP and RPSR performance metric results •Final total compensation for NEOs (recommend CEO compensation to independent board members for approval)	•Progress against AIP and RPSR performance metrics •NEO performance •Company policies and practices with respect to human capital risks

52	Northrop Grumman

Executive Compensation
Roles and Responsibilities

COMPENSATION COMMITTEE
•Oversees our compensation policies, incentive and equity compensation plans and approves payments or grants under these plans and the compensation for the elected officers, other than the CEO.
•Recommends the base, bonus, and equity compensation for our CEO to the independent directors of the Board for approval.
•Reviews market data and other input from its Independent Compensation Consultant.
•Reviews and approves incentive goals and objectives (CEO goals and objectives are reviewed and approved by the independent directors).
•Evaluates and approves executive benefit and perquisite programs.
•Evaluates the competitiveness of each elected officer’s total compensation package.
•Reviews and monitors the results of the Company’s diversity, equity and inclusion programs.
•Oversees the Company's management of its human capital risk.
•Conducts an annual evaluation of the Independent Compensation Consultant.
•Evaluates the performance of elected officers against their respective goals and objectives.
•Reviews and discusses with management the CD&A and provides a Compensation Committee Report for inclusion in the proxy statement.

INDEPENDENT DIRECTORS	•Evaluate the performance and determine the compensation of the CEO (upon recommendation of the Compensation Committee).

INDEPENDENT COMPENSATION CONSULTANT (Frederic W. Cook & Co.)
•Reports directly to the Compensation Committee.
•Regularly participates in meetings of the Compensation Committee and communicates with the Compensation Committee Chair between meetings as needed.
•Participates in executive session with the Compensation Committee.
•Provides proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, compensation-related risk management and areas for program design to most appropriately support the Company’s business strategy and organizational values.
•Provides a review of market data and advises the Compensation Committee on the levels and structure of our executive compensation policies and procedures, including compensation matters for NEOs.
•Reviews and advises the Compensation Committee on our total compensation philosophy, peer groups and target competitive positioning.
•Identifies market trends and practices and advises the Compensation Committee on program design implications.
•Serves as a resource to the Compensation Committee Chair on setting agenda items for Compensation Committee meetings and researches special projects.
•Receives compensation only for engagement with the Compensation Committee and does not receive any fees or income from the Company.

MANAGEMENT (CEO with assistance from the Corporate Vice President and Chief Human Resources Officer and other Company employees)
•Makes compensation-related recommendations for elected officers, other than the CEO, to the Compensation Committee for its review and approval.
•Assesses each executive’s performance, skills and industry knowledge, market compensation benchmarks, and succession and retention considerations.
•Provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.

2022 Proxy Statement	53

Executive Compensation
Use of Competitive Data
PERFORMANCE PEER GROUP: SET PERFORMANCE TARGETS AND EVALUATE PERFORMANCE
The Compensation Committee uses the Performance Peer Group and LRSP data for the purpose of setting performance targets and evaluating performance of our AIP and LTIP. The Performance Peer Group encompasses the largest global defense companies by government revenues within the aerospace and defense market space. The LRSP is our five-year strategic operating and financial plan. In order to better align our performance objectives, the Performance Peer Group companies may vary in a particular performance year. In 2021, the Compensation Committee used the following peer group data for the purpose of setting AIP performance targets.

2021 PERFORMANCE PEER GROUP
BAE Systems	General Dynamics Corporation	Lockheed Martin Corporation
The Boeing Company	L3Harris Technologies, Inc.	Raytheon Technologies Corporation
TSR PEER GROUP: 2019-2021 LONG-TERM INCENTIVE AWARDS
Earned awards from the 2019-2021 performance cycle were contingent on our ranking compared to the S&P Industrials and the following TSR peer group:

2019 TSR PEER GROUP
BAE Systems	L3Harris Technologies, Inc.	Raytheon Technologies Corporation(2)
The Boeing Company	Leidos Holdings, Inc.	Thales Group
Booz Allen Hamilton Holding Corporation(1)	Leonardo
General Dynamics Corporation	Lockheed Martin Corporation
(1)For the 2021-2023 performance cycle, Booz Allen Hamilton Holding Corporation was replaced by Huntington Ingalls Industries, Inc.
(2)Raytheon Company merged with United Technologies in 2020, forming Raytheon Technologies Corporation.
TARGET INDUSTRY PEER GROUP: BENCHMARK EXECUTIVE COMPENSATION PRACTICES
The Compensation Committee benchmarks our executive compensation levels and practices against the TIPG of 13 companies, including a subset containing six direct peers. Prior to the beginning of the year, the Compensation Committee sets the TIPG used to benchmark compensation for the following year. To identify peer companies for compensation benchmarking purposes, the Independent Compensation Consultant employs an objective criteria-based methodology where:
•the Company was identified as a peer by at least two aerospace and defense peers or proxy advisory services;
•the Company participated in the annual Aon executive compensation study; and
•revenues, total employees and market capitalization of the peer company were broadly similar to those of the Company.

54	Northrop Grumman

Executive Compensation
While the Compensation Committee reviews the TIPG annually with the Independent Compensation Consultant, our goal is to keep it as consistent as reasonably possible on a year-over-year basis. The companies that comprise the 2021 TIPG are listed in the following table:

2021 TARGET INDUSTRY PEER GROUP
3M Company	Johnson Controls International
The Boeing Company(1)	L3Harris Technologies, Inc.(1)
Caterpillar, Inc.	Lockheed Martin Corporation(1)
Eaton Corporation	Parker-Hannifin Corporation
Emerson Electric Company	Raytheon Technologies Corporation(1)
General Dynamics Corporation(1)	Textron, Inc.
Honeywell International, Inc.(1)
(1)Included in the subset of six direct peers also used for compensation benchmarking
It is the Company’s pay philosophy to provide the CEO a compensation package that includes competitive elements of base salary and target variable pay relative to the TIPG and the direct six peers noted in the table above. In 2021, the CEO’s target total direct compensation approximated the median of the TIPG and direct six peers.
Another element of the Company’s pay philosophy is to tie a significant portion of the CEO’s pay to performance. As a result, the CEO’s actual compensation may differ from the market median based on the Company’s actual performance.
In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee establishes the TIPG median as the benchmark. The Compensation Committee also considers several factors in determining their compensation, including executive compensation levels and practices of the TIPG, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company performance.

2022 Proxy Statement	55

Executive Compensation
Key Components of Our Executive Compensation Programs
Base Salary
The Compensation Committee believes that competitive base salaries are necessary to attract and retain our NEOs. Base salaries are evaluated each year and determined by level of responsibility, competitive market pay assessment and individual performance.

Name	2021 Base Salary	2020 Base Salary	Increase to Base Salary
Kathy J. Warden	$1,600,000	$1,545,000	3.6%
David F. Keffer	$800,000	$750,000	6.7%
Mark A. Caylor	$855,000	$855,000	0.0%
Blake E. Larson	$835,000	$811,000	3.0%
Mary D. Petryszyn	$750,000	$725,000	3.4%
Annual Incentive Compensation
Our NEOs are eligible to receive annual cash bonuses under our shareholder-approved 2002 Incentive Compensation Plan (AIP). We use a balance of financial and non-financial performance metrics aligned with our long-term strategy.
TARGET AWARD LEVELS FOR 2021 AIP
The Compensation Committee approves the annual incentive compensation target payout percentage for each NEO, other than the CEO. For the CEO, such percentage is approved by the independent directors of the Board.
The target incentive award (target bonus) represents a percentage of each NEO’s base salary. Following the completion of the fiscal year, the target bonus is used by the Compensation Committee, together with its assessment of Company performance against established performance criteria, to determine the final bonus award amount.
The 2021 target bonus for the CEO is 180% of base salary, which was unchanged from 2020. For each of the other NEOs, the 2021 target bonus is 100% of base salary, unchanged from 2020.

Name	Target Bonus (% of Base Salary)
Kathy J. Warden	180%
David F. Keffer	100%
Mark A. Caylor	100%
Blake E. Larson	100%
Mary D. Petryszyn	100%
Final bonus awards for each NEO were determined by multiplying the Northrop Grumman Company Performance Factor (CPF) by the target bonus. The CPF can range from 0% to 200%.

56	Northrop Grumman

Executive Compensation
ANNUAL INCENTIVE FORMULA FOR 2021:

	X		=
BASE SALARY		TARGET PAYOUT %		TARGET BONUS

	X		=
TARGET BONUS		COMPANY PERFORMANCE FACTOR		FINAL BONUS AWARD

Annual performance evaluations are conducted by the CEO for each NEO, other than the CEO, and reviewed with the Compensation Committee. The Compensation Committee considers this performance information as well as the comparison to market data.
2021 AIP METRICS
For the 2021 AIP, we used a mix of financial and non-financial metrics to measure our performance. Our AIP metrics reflect our commitment to investing for and achieving long-term profitable growth; maintaining alignment with shareholders’ interests; and incentivizing top performance against our industry peers.
Financial Metrics
For 2021, the Compensation Committee selected Adjusted Cash Flow from Operations Conversion*and Segment Operating Income* Growth, each weighted at 35%, and Pension-adjusted Net Income* Growth and Pension-adjusted OM Rate*, each weighted at 15%. The metrics are defined as follows:

Financial Metrics	How Calculated	Rationale

ADJUSTED CASH FLOW FROM OPERATIONS CONVERSION* (35%)	Calculated as Adjusted cash provided by operating activities* divided by earnings before interest, taxes, depreciation and amortization, excluding mark-to-market (MTM) expense and the MTM-related deferred state tax benefit (Adjusted EBITDA*).	Emphasizes the importance of converting earnings into cash and enables management to make capital investment decisions that support long-term profitable growth without impacting performance-based incentive compensation.

SEGMENT OPERATING INCOME* GROWTH (35%)	Calculated as segment operating income* multiplied by an average of peer-based growth rates.	Incentivizes management to focus on profitable growth and enables management to evaluate the financial performance and operational trends of our sectors.

PENSION-ADJUSTED NET INCOME* GROWTH (15%)	Calculated as net income before the after-tax impact of the total net FAS/CAS pension adjustment multiplied by a market-based growth rate.	Incentivizes management to achieve relative long-term profitable growth greater than a projected industry growth rate.

PENSION-ADJUSTED OM RATE* (15%)	Calculated as OM rate (operating margin divided by sales) before FAS/CAS operating adjustment.	Establishes high program performance expectations for the Company and incentivizes sound core operational business decisions.

* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

2022 Proxy Statement	57

Executive Compensation
Non-Financial Metrics

In addition to the financial goals, various non-financial goals are used to align our objectives with our stakeholders. Performance against these non-financial metrics can result only in a downward adjustment to the financial metric score.

For 2021, we selected the following non-financial metrics:

Non-Financial Metric		How Measured
People		Representation of females and people of color in all management level positions with respect to internal and external benchmarks.
DIVERSITY
Perform at or above the Global High Performance (GHP) Norm, a Willis Towers Watson (WTW) index, with a focus on inclusion and engagement. Results are derived from the annual employee survey with a "percent favorable response" measurement scale.
EMPLOYEE EXPERIENCE
Total case rate, defined as the number of Occupational Safety & Health Administration recordable injuries as well as lost work day rate associated with those injuries.
SAFETY

Environment		Reductions in absolute greenhouse gas emissions and potable water consumption, and improvement in solid waste diversion (i.e., waste diverted from landfill disposal).
ENVIRONMENTAL SUSTAINABILITY

Customer		Program-specific objectives, including defect rates, process quality, supplier quality, planning quality or other appropriate criteria for program type and phase.
QUALITY
Customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.
CUSTOMER SATISFACTION

2022 NON-FINANCIAL METRIC CHANGES

In February 2022, the Compensation Committee approved changes to the non-financial metrics in the AIP design. The Company revised the metric from a negative-only modifier by embedding it in our core metrics to reflect our continued focus on ESG and to bring greater alignment for employees, shareholders and other stakeholders. The non-financial metrics account for 10% of the overall 2022 annual incentive plan goals.

Payout Levels
Our AIP provides for payout levels from 0% to 200% of target. The minimum, target and maximum performance levels are derived based on an analysis of the historical and forecasted performance of our Performance Peer Group, and LRSP data for the Adjusted Cash Flow from Operations Conversion* and Segment Operating Income* Growth metrics. The Pension-adjusted Net Income* Growth and Pension-adjusted OM Rate* metric performance levels are derived using LRSP data. Specific values are identified for each metric at selected points in the range between minimum and maximum and other values are determined by linear interpolation between these points. No payout is made if performance is below the minimum. Above-target payouts can be earned only if the Company’s performance exceeds the performance threshold noted in the table on the following page. The maximum payout of 200% is achieved if the Company’s performance is above the approximate top quartile performance target. This structure aligns above-target payouts with superior performance and provides reduced awards for below-target performance.

58	Northrop Grumman

Executive Compensation
2021 AIP PERFORMANCE RESULTS
In determining the CPF, both financial and non-financial performance against goals are assessed. The 2021 Company financial performance for the four metrics shown in the table below was 130%. As approved by the Compensation Committee, Company performance calculations were adjusted, as applicable, to include proceeds from sale of equipment to a customer, and to exclude Orbital ATK intangible asset amortization and property, plant and equipment (PP&E) step-up depreciation expense, certain accounting impacts related to the Company’s pension and OPB plans, and impacts related to the Company's IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption.
FINANCIAL METRICS
Consistent with prior years, GAAP earnings were adjusted for the after-tax impact of the Company’s FAS/CAS pension adjustment recorded during the year and MTM pension and OPB expense and related tax impacts recognized at the end of the year. As such, during 2021 we removed $1,263M from earnings related to our FAS/CAS pension adjustment and earnings of $1,762M associated with our MTM pension and OPB expense and related tax impacts. The adjustments allowed us to more effectively compare the Company’s financial performance against our peers. Details are outlined in Appendix A - Use of Non-GAAP Financial Measures.

Metric/Goal	Weighting	Performance to Achieve Target Payout	2021 Performance	2021 Financial Score

Adjusted Cash Flow from Operations Conversion*	35%	69.0%	69.0%	35%

Segment Operating Income* Growth	35%	$4.15B	$4.22B	35%

Pension-adjusted Net Income* Growth	15%	$2.77B	$3.05B	30%

Pension-adjusted OM Rate*	15%	10.6%	11.5%	30%
				130%
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

2022 Proxy Statement	59

Executive Compensation
NON-FINANCIAL METRICS
Performance against the annual non-financial metrics cannot exceed 100% and can result only in a downward adjustment to the financial performance score. The Company demonstrated strong performance in 2021 overall against the non-financial goals and the Compensation Committee approved a non-financial score of 100%.

We met or exceeded our employee diversity goals in 2021, and since 2010, have made significant progress towards our long-term goals.
DIVERSITY

Met the 2021 target goals against the GHP norm. We achieved the designation of a High Performing Company by WTW, a selective classification for participants.
EMPLOYEE EXPERIENCE

The Company exceeded the annual target in 2021.
SAFETY

The Company exceeded the annual target for the year, driving further progress towards our multi-year environmental sustainability goals.
ENVIRONMENTAL SUSTAINABILITY

Corporate quality metric was at target for the year.
QUALITY

Customer satisfaction metric was at target for the year.
CUSTOMER SATISFACTION

60	Northrop Grumman

Executive Compensation
Compensation Committee Discretion
The Compensation Committee approves bonus amounts for all NEOs except the CEO, whose annual bonus is recommended by the Compensation Committee to the independent members of the Board for approval. The Compensation Committee has discretion to make adjustments to the annual bonus payouts for NEOs, other than the CEO, if it determines such adjustment is warranted due to unforeseen or unusual events. In 2021, the Compensation Committee made no such adjustments.
2021 AIP PAYOUTS
In consideration of both the financial and non-financial performance, the 2021 Company Performance Factor was determined to be 130%.
In February 2022, the Compensation Committee recommended, and the independent members of the Board approved, a 2021 annual incentive award of $3,744,000 for the CEO, Ms. Warden. Based on the CPF, Ms. Warden recommended, and the Compensation Committee approved, the other NEOs’ annual incentive awards.

Name	AIP Target % of Salary	AIP Payout Range %	Performance Payout	Actual Payout (1)
Kathy J. Warden	180%	0% - 200%	130%	$3,744,000
David F. Keffer	100%	0% - 200%	130%	$1,040,000
Mark A. Caylor	100%	0% - 200%	130%	$1,112,000
Blake E. Larson	100%	0% - 200%	130%	$1,086,000
Mary D. Petryszyn	100%	0% - 200%	130%	$975,000
(1)The potential range of bonus payouts based on 2021 performance is disclosed in the Grants of Plan-Based Awards Table. Actual bonus payouts for 2021 performance are disclosed in this table and in the Summary Compensation Table.
Long-Term Incentive Compensation
In 2021, the Compensation Committee granted awards in the form of RPSRs and RSRs. The awards were comprised of 70% RPSRs and 30% RSRs. The Compensation Committee determined this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders.

2022 Proxy Statement	61

Executive Compensation

Restricted Performance Stock Rights (RPSRs)
The RPSRs ensure sustainability and achievement of business goals over time. The RPSRs will vest and be distributed following the completion of the three-year performance period (commencing January 1, 2021, and ending December 31, 2023) if goals are met.

Restricted Stock Rights (RSRs) The RSRs provide retentive value and generally vest 100% after three years.
Earned RPSRs and RSRs may be paid in shares, cash or a combination of shares and cash at the Compensation Committee’s discretion. An executive generally must remain employed through the vesting period to earn an award. Vesting for termination due to death, disability, retirement or change in control is discussed in the “Termination Payments and Benefits” section on page 80. Dividend equivalents accrue on both RPSR and RSR awards earned and will be paid upon distribution of the RPSRs and RSRs.
RESTRICTED PERFORMANCE STOCK RIGHTS
The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our business objectives. For the 2021 RPSR grant, the Compensation Committee determined that for the NEOs, performance metrics would continue to be Relative Total Shareholder Return, Adjusted Cumulative FCF* and Operating RONA*, each equally weighted at 1/3. The current metrics and weightings reflect the Company’s continued emphasis on operational performance directly impacted by management decisions and behaviors, while maintaining strong alignment with shareholder interests. Based on the performance against these metrics, shares earned for 2021 RPSR grants can vary from 0% to 200% of the rights awarded.

Metric	Weighting	Rationale
Relative Total Shareholder Return	1/3	Aligns the interests of executives with shareholders.
Adjusted Cumulative FCF*	1/3	Focuses on cash generation to create shareholder value after investing in the business through capital expenditures.
Operating RONA*	1/3	Drives operational productivity through the efficient use of capital resources.
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

62	Northrop Grumman

Executive Compensation
2021 RPSR Performance Measures

RPSR Metrics	Calculation

Relative Total Shareholder Return	Relative TSR is measured by comparing cumulative stock price appreciation with reinvestment of dividends over the three-year period to the TSR Peer Group (50% of relative TSR portion of award) and to the S&P Industrials (50% of relative TSR portion of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. To smooth volatility in the market, the TSR calculation is based on the average of the three-year returns for each of the 30 calendar days, starting from the grant date, to the last 30 days of the performance period. The maximum relative TSR payout is capped at 100% of target shares if the absolute TSR is negative, even if the relative TSR would have resulted in a higher score.

Adjusted Cumulative FCF*	Adjusted Cumulative FCF* focuses on cash generation after capital investments and is calculated as the aggregate Transaction-Adjusted Free Cash Flow before after-tax total pension funding*, which is adjusted to exclude unplanned reductions in CAS pension reimbursement, and include divestiture-related activity**, over a three-year period.

Operating RONA*	Operating RONA* is calculated as Adjusted Net Operating Profit After-Tax* (adjusted NOPAT*) divided by the two-year average of net operating assets, adjusted for a 2020 balance sheet change made in tax revenue recognition on certain long-term contracts, and divestiture-related activity**.
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”
**    Divestiture-related activity impacting RPSRs is comprised of financial statement adjustments, where applicable, related to the completion of the IT services divestiture that were not known at the grant date. The divestiture-related activities include the gain, fees and taxes associated with the sale of IT services, held for sale reversal in 2020, and differential impacts related to the IT services divestiture in 2021. Differential impacts represent 11 months of plan-based margin and free cash flow estimates and plan-based net operating assets of the IT services business in 2021 that were included in the setting of the 2019 grant.
Recently Completed RPSR Performance Period (2019-2021)
In February 2019, when granting RPSRs to NEOs who were elected officers at the time of the grant, the Compensation Committee selected relative TSR, Adjusted Cumulative FCF* and Operating RONA*, equally weighted at 1/3, as the performance metrics for the awards and established the performance criteria for the awards as set forth in the table below. Based on the performance against these metrics, shares earned for 2019 RPSR grants can vary from 0% to 150% of the rights awarded.

		Performance Required to Score
RPSR Metrics	Weighting	Threshold 0%	Target 100%	Maximum 150%	2021 Score

Relative TSR - 2019 Performance Peer Group	1/3				25%

Relative TSR - S&P Industrials					11%

Adjusted Cumulative FCF*	1/3				50%
Operating RONA*	1/3				36%
RPSR Performance Factor					122%
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”
In February 2022, the Compensation Committee reviewed performance for the January 1, 2019 to December 31, 2021 RPSR performance period. The combined weighted score for the metrics generated an overall performance score of 122%.

2022 Proxy Statement	63

Executive Compensation
In February 2022, the NEOs received payouts in stock with respect to the outstanding RPSR awards that were granted in February 2019 for the three-year performance period ending December 31, 2021 (as described further in footnote 3 of the Outstanding Equity Awards Table on page 72).
Other NEO Benefits
This section describes other benefits the NEOs receive. These benefits are not performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.
Retirement Benefits
We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to our NEOs, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. The nonqualified supplemental defined benefit plans in which our NEOs participate were frozen as to pay and service as of December 31, 2014.
The Compensation Committee assesses aggregate benefits available to the NEOs and has previously imposed an overall cap, generally limited to no more than 60% of final average pay, on pension benefits for the NEOs (except for small variations due to contractual restrictions under the plans). Additional information about these retirement plans and the NEO benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table, on pages 74 and 78, respectively.
Perquisites
Our NEOs are eligible for certain limited executive perquisites that include financial planning and income tax preparation, physical exams and personal liability insurance. The Compensation Committee believes these perquisites are common within the competitive market for total compensation packages for executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2021 are detailed in the Summary Compensation Table on page 69.
Security Arrangements
Given the nature of our business, we maintain a comprehensive security program. Executive protection, including residential and/or travel, is based on a risk assessment and may change based on the individual's profile. These security requirements are continuously assessed for each member and provided to the Board for informational purposes every three years. In selecting the level and form of protection, we and the Board consider security risks faced by those in our industry in general and security risks specific to our Company and its individuals. Based on security threat information obtained and an ongoing dialogue with law enforcement and security specialists, the Board has required that Ms. Warden and other NEOs receive varying levels of residential and travel protection.
Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we report them as taxable compensation to the individuals if they are not excludable from income as working condition fringe benefits under Section 132 of the Internal Revenue Code.
The Board has determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel, and should use Company-provided aircraft for all air travel. If, as a result, the CEO uses Company-provided aircraft for personal travel, the costs of such travel are imputed as income and are subject to the appropriate tax reporting according to Internal Revenue Code regulations.
We regularly review the nature of the security threat and associated vulnerabilities with law enforcement and security specialists and will continue to adapt our security program as appropriate.
Severance Benefits
We maintain the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (Severance Plan), which is available to Ms. Warden and other NEOs who qualify and are approved to receive such benefits. The purpose of

64	Northrop Grumman

Executive Compensation
the Severance Plan is to help bridge the gap in an executive’s income and health coverage during a period of unemployment following termination, and to ensure certain benefits for the Company.
We do not maintain any change in control (CIC) severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.
Upon a “qualifying termination” (defined below) the Company will provide severance benefits to eligible NEOs under the Severance Plan. Provided the NEO signs a release and agrees to certain restrictions, he or she may receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) a prorated performance bonus for the year of termination, (iii) continued medical and dental coverage for the 18-month severance period, (iv) income tax preparation/financial planning fees for the year of termination and the following year and (v) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped for the year of termination and for the year following termination. The annual cap for the CEO is $30,000 and for the rest of the NEOs is $18,500.
A “qualifying termination” includes one of the following:
•involuntary termination, other than for cause or mandatory retirement; or
•election to terminate in lieu of accepting a downgrade to a non-officer position (i.e., good reason).
Change in Control Benefits
We do not maintain separate CIC programs or agreements. The only CIC benefits available to the NEOs are those described in the terms and conditions of the grants under the 2011 Long-Term Incentive Stock Plan (2011 Plan).

2022 Proxy Statement	65

Executive Compensation
Policies and Procedures
Stock Ownership Guidelines
We maintain stock ownership guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that NEOs own Company stock with a value denominated as a multiple of their annual salaries, which can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.
The guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary

Chair and Chief Executive Officer

Other NEOs
Shares that satisfy the stock ownership guidelines include:
•Company stock owned outright;
•unvested RSRs; and
•the value of shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.
Unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.
The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. As of December 31, 2021, all NEOs were in compliance with the ownership guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2022.
Stock Holding Requirements
We have holding period requirements for payouts from long-term incentive grants, further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold, for a period of three years, 50% of their net after-tax shares received from RPSR and RSR distributions. These restrictions generally continue following termination and retirement; however, shares acquired from RPSR distributions more than one year after separation from the Company are not subject to the holding requirement.

SHAREHOLDER ALIGNMENT AND FOCUS ON LONG-TERM, SUSTAINABLE GROWTH
STOCK OWNERSHIP	+	STOCK HOLDING	=

Anti-Hedging and Anti-Pledging Policy
Company policy prohibits our NEOs and other elected officers from hedging or entering into margin transactions involving Company stock, and pledging Company securities as collateral for loans or other transactions. Additional information about our policy can be found in “Compensation of Directors - Stock Ownership Requirements and Anti-Hedging and Pledging Policy” on page 44.
Recoupment Policy
The Company’s recoupment policy provides that:
•the Board has discretion to recoup incentive compensation paid to an elected officer in the event of a restatement or if an elected officer engages in illegal conduct that causes significant financial or reputational harm to the Company;

66	Northrop Grumman

Executive Compensation
•the Board has discretion to recoup incentive compensation paid to the elected officer in the event the elected officer fails to report misconduct of another, or is grossly negligent in fulfilling his or her supervisory responsibilities to prevent such misconduct; and
•the CEO has discretion to recoup under similar circumstances incentive compensation provided to non-elected officers or other employees.
The Company’s recoupment policy applies to a three-year look back of performance-based annual or long-term, cash or equity incentive payments. It provides for certain disclosure in the event of recoupment, consistent with SEC and other legal requirements.
Risk Management
The Compensation Committee annually reviews our compensation programs and together with the Independent Compensation Consultant assesses potential compensation-related risks to the Company. Based on this assessment for 2021, the Compensation Committee determined that the risk profile is appropriate and substantial risk management features are incorporated into our compensation programs. This determination reflects the following conclusions from the detailed risk assessment:
•there is appropriate balance to mitigate compensation-related risk in the executive compensation programs' designs between fixed and variable pay, cash and stock components, annual and long-term measures, financial and non-financial measures and formulaic and discretionary decisions;
•there are appropriate policies in place to mitigate compensation-related risk, including the Compensation Committee’s and its advisor’s independence, transparent disclosure, officer stock ownership guidelines and holding period requirements, and hedging and recoupment policies; and
•there are no incentive or commission arrangements below the executive level that potentially encourage excessive risk-taking behavior.
Tax Deductibility of Pay
Section 162(m) of the Internal Revenue Code generally limits the annual tax deduction to $1 million per person for compensation paid to the Company’s "covered employees," defined to include the CEO, CFO, and the next three highest-paid NEOs excluding the CEO and CFO. The limitation also applies to individuals who were covered employees in any year after 2016.

2022 Proxy Statement	67

Executive Compensation
Compensation Committee Report
The Compensation Committee reviewed and discussed the CD&A with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement. The Board has approved the recommendation.
COMPENSATION COMMITTEE
Thomas M. Schoewe, Chair
David P. Abney
Donald E. Felsinger
Madeleine A. Kleiner
Karl J. Krapek
Gary Roughead

68	Northrop Grumman

Compensation Tables
Summary Compensation Table

Name & Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Kathy J. Warden Chair, Chief Executive Officer and President	2021	1,589,439	—	13,500,119	3,744,000	371,464	671,745	19,876,767
	2020	1,536,346	—	13,499,889	3,977,000	1,144,248	649,661	20,807,144
	2019	1,488,462	—	13,000,159	4,509,000	687,615	623,484	20,308,720
David F. Keffer Corporate Vice President and Chief Financial Officer	2021	790,392	—	3,000,038	1,040,000	—	195,335	5,025,765
	2020	634,616	—	4,000,102	928,000	—	71,494	5,634,212
Mark A. Caylor Corporate Vice President and President, Mission Systems	2021	855,002	—	3,000,038	1,112,000	206,044	138,474	5,311,558
	2020	855,000	—	3,000,212	1,223,000	870,818	144,715	6,093,745
	2019	850,192	—	3,499,779	1,428,000	886,646	129,727	6,794,344
Blake E. Larson (6) Former Corporate Vice President and President, Space Systems	2021	830,398	—	3,499,978	1,086,000	154,294	203,163	5,773,833
	2020	802,154	—	3,500,217	1,160,000	326,767	217,676	6,006,814
	2019	746,394	—	3,000,163	1,278,000	388,000	189,586	5,602,143
Mary D. Petryszyn (7) Corporate Vice President and President, Defense Systems	2021	745,198	—	3,000,038	975,000	—	268,498	4,988,734

(1)Includes amounts deferred under qualified savings and nonqualified deferred compensation plans.
(2)Represents the grant date aggregate fair value of RPSRs and RSRs granted during the periods presented. The fair value of awards was computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, excluding any assumed forfeitures. Assumptions used in the calculation of these amounts are disclosed in Note 14 of the Company’s 2021 Form 10-K. The maximum grant date fair values of the 2021 RPSRs are as follows (grants assume a 200% maximum payout):

Name	Maximum Grant Date Fair Value ($)
Ms. Warden	18,900,330
Mr. Keffer	4,199,853
Mr. Caylor	4,199,853
Mr. Larson	4,199,853
Ms. Petryszyn	4,199,853
(3)These amounts were paid pursuant to the Company’s AIP and includes amounts deferred under the qualified savings and nonqualified deferred compensation plans.

2022 Proxy Statement	69

Compensation Tables
(4)These amounts relate solely to the increased present value of the NEO’s pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits table on page 74). The amount accrued in each year differs from the amount accrued in prior years due to an increase in age, service and pay (salary and bonus). The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive.
Mr. Keffer and Ms. Petryszyn were hired after the Company’s defined benefit pension plans were closed to new entrants, and as a result, they do not participate in any defined benefit pension plans.
There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation table on page 78).
(5)    Amounts include, as applicable, (a) the value of perquisites and personal benefits, (b) basic life insurance premiums, (c) matching contributions through the Northrop Grumman Foundation made to eligible educational institutions and to non-profit organizations under a Company program, and (d) Company contributions to defined contribution and deferred compensation plans. Where the value of the items reported in a particular category for an NEO exceeded $10,000 in 2021 (other than perquisites and personal benefits, which are subject to different thresholds as described below), those items are identified and quantified below.
Perquisites and Personal Benefits – Perquisites and other personal benefits provided to certain NEOs are as follows: security, travel-related perquisites (including use of Company aircraft or ground transportation services for personal travel and incidental expenses for family members if accompanying the NEO while on business travel), financial planning/income tax preparation services, insurance premiums paid by the Company on the NEO’s behalf, executive physicals and other nominal perquisites or personal benefits. We determine the incremental cost for perquisites and personal benefits based on costs or charges incurred by the Company for the benefits.
As discussed in “Key Components of Our Executive Compensation Programs - Security Arrangements,” the Company provides NEOs with certain residential and travel security protection due to the nature of our business and security threat information. The amounts reflected in the “All Other Compensation” column include expenses for certain residential and travel security that we treat as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks associated with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included.
The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO in 2021, except for the following:
i.Ms. Warden: costs attributable to security protection ($174,933), which includes personal travel on Company aircraft consistent with the Company’s security program ($164,934), financial planning ($30,000);
ii.Mr. Keffer: costs attributable to financial planning ($13,750), executive physical benefit ($2,250);
iii.Mr. Caylor: costs attributable to security protection ($12,443), financial planning ($13,275), long-term disability (LTD) employer contributions ($4,035);
iv.Mr. Larson: costs attributable to financial planning ($16,444), LTD employer contributions ($3,474); and
v.Ms. Petryszyn: costs attributable to financial planning ($18,500), LTD employer contributions ($3,017).
Contributions to Plans – In 2021, we made the following Company contributions to the defined contribution and deferred compensation plans:

Name	Company Contributions ($)
Ms. Warden	445,302
Mr. Keffer	166,052
Mr. Caylor	94,706
Mr. Larson	169,161
Ms. Petryszyn	231,653
(6)    Mr. Larson retired from the Company on February 4, 2022.
(7)    Ms. Petryszyn was appointed Corporate Vice President and President Defense Systems January 1, 2020.

70	Northrop Grumman

Compensation Tables
2021 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kathy J. Warden	Incentive Plan		—	2,880,000	5,760,000
	RPSR	2/16/2021				—	32,505	65,010		9,450,165
	RSR	2/16/2021							14,776	4,049,954
David F. Keffer	Incentive Plan		—	800,000	1,600,000
	RPSR	2/16/2021				—	7,223	14,446		2,099,926
	RSR	2/16/2021							3,284	900,112
Mark A. Caylor	Incentive Plan		—	855,000	1,710,000
	RPSR	2/16/2021				—	7,223	14,446		2,099,926
	RSR	2/16/2021							3,284	900,112
Blake E. Larson	Incentive Plan		—	835,000	1,670,000
	RPSR	2/16/2021				—	7,223	14,446		2,099,926
	RSR	2/16/2021							3,284	900,112
	RSR (5)	2/16/2021							1,824	499,940
Mary D. Petryszyn	Incentive Plan		—	750,000	1,500,000
	RPSR	2/16/2021				—	7,223	14,446		2,099,926
	RSR	2/16/2021							3,284	900,112
(1)Represents the potential range of payouts under the Company’s AIP. Actual payouts are shown in the Summary Compensation Table column entitled “Non-Equity Incentive Plan Compensation” on page 69.
(2)These amounts relate to RPSRs granted in 2021 under the 2011 Plan. For additional details on our RPSRs, refer to “Key Components of Our Executive Compensation Programs - Long-Term Incentive Compensation” on page 61.
(3)These amounts relate to RSRs granted in 2021 under the 2011 Plan. For additional details on our RSRs, refer to “Key Components of Our Executive Compensation Programs - Long-Term Incentive Compensation” on page 61.
(4)The fair value of awards was computed in accordance with FASB ASC Topic 718.
(5)Mr. Larson was granted a retention RSR award on February 16, 2021. The award does not include retirement provisions and vested on September 30, 2021.

2022 Proxy Statement	71

Compensation Tables
Outstanding Equity Awards at 2021 Fiscal Year End

Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested(1) (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)
Kathy J. Warden	2/16/2021	14,776	5,719,346	32,505	12,581,710
	2/12/2020	11,453	4,433,113	27,037	10,465,212
	2/13/2019	14,227	5,506,845	33,572	12,994,714
David F. Keffer	2/16/2021	3,284	1,271,138	7,223	2,795,807
	5/5/2020	3,847	1,489,058	8,753	3,388,024
Mark A. Caylor	2/16/2021	3,284	1,271,138	7,223	2,795,807
	2/12/2020	2,545	985,093	6,009	2,325,904
	2/13/2019	3,830	1,482,478	9,038	3,498,339
Blake E. Larson	2/16/2021	3,284	1,271,138	7,223	2,795,807
	2/12/2020	2,545	985,093	6,009	2,325,904
	2/13/2019	3,283	1,270,751	7,748	2,999,018
Mary D. Petryszyn	2/16/2021	3,284	1,271,138	7,223	2,795,807
	2/12/2020	2,545	985,093	6,009	2,325,904
	2/13/2019	487	188,503	1,136	439,712
(1)Outstanding RSRs generally vest three years from date of grant.
(2)The value listed is based on the closing price of the Company’s stock of $387.07 on December 31, 2021, the last trading day of the year.
(3)Outstanding RPSRs granted in 2021, 2020 and 2019 vest based on performance for the three-year performance period ending on December 31, 2023, 2022 and 2021 respectively. All RPSR grants are subject to the Compensation Committee’s approval of the performance-based earn-out percentage applicable to the grant following the end of the performance period. Amounts presented assume target level performance. The 2019 RPSRs were distributed in February 2022 upon the Compensation Committee’s approval. The actual number of shares distributed to the NEOs in February 2022 as a result of the vesting was as follows:

Name	Actual Shares Distributed (#)
Ms. Warden	40,958
Mr. Keffer	—
Mr. Caylor	11,026
Mr. Larson	9,453
Ms. Petryszyn	1,795

72	Northrop Grumman

Compensation Tables
2021 Stock Vested

	Stock Awards(1)(2)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kathy J. Warden	33,567	10,050,317
David F. Keffer	—	—
Mark A. Caylor	12,125	3,647,882
Blake E. Larson	13,043	4,286,640
Mary D. Petryszyn	1,725	501,646
(1)The number of shares and the amounts reflected in the table are reported on an aggregate basis and do not reflect shares sold or withheld to pay withholding taxes.
(2)Consists of RPSRs and RSRs granted in 2018. The 2018 RPSRs vested based on the three-year performance period which ended on December 31, 2020 and were distributed in February 2021. The 2018 RSRs vested three years from the date of grant and were distributed in February 2021. In addition to the 2018 grants, the table includes Mr. Larson's RSR retention awards granted in February 2020 and February 2021, which vested in December 2021 and September 2021, respectively.

2022 Proxy Statement	73

Compensation Tables
2021 Pension Benefits
The following table provides information about the pension plans in which the NEOs participate (described in more detail on the following pages), including the present value of each NEO’s accumulated benefits as of December 31, 2021, calculated pursuant to SEC specifications for this table. Our policy generally limits an executive’s total benefit under these plans to be no more than 60% of final average pay.

Name(1)	Plan Name	Number of Years Credited Service(2) (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)
Kathy J. Warden	OSERP II	13.3	3,631,463	—
Mark A. Caylor	S&MS Pension Plan	19.5	859,178	—
	SRIP	19.5	2,311,723	—
	OSERP	12.5	1,328,828	—
Blake E. Larson	Pension Plan	40.5	833,132	—
	NGIS DB SERP	40.5	3,560,186	—
(1)Mr. Keffer and Ms. Petryszyn were hired after the Company’s defined benefit pension plans were closed to new entrants and as a result, they do not participate in any defined benefit pension plans.
(2)Credited service under OSERP for Mr. Caylor is less than actual service because credited service under this plan stopped as of December 31, 2014. Each NEO’s actual service is as follows: Ms. Warden: 13.3 years; Mr. Caylor: 19.5 years; Mr. Larson: 40.5 years.
(3)Amounts are calculated using the following assumptions:
•the NEO retires on the earliest date he/she could receive an unreduced benefit under each plan;
•the form of payment is a single life annuity except for Mr. Larson's NGIS DB SERP benefit which is paid as a lump sum; and
•the discount rate is 2.97% for the Pension Plan, 3.01% for the S&MS Pension Plan and 2.98% for all other plans. The mortality table is the Pri-2012 White Collar mortality table projected generationally with Scale MP-2021 for all plans except the NGIS DB SERP which uses no mortality because the form of payment is a lump sum. These are the same assumptions used for the valuation of benefits in the Company’s financial statements.
Pension Plans and Descriptions
Most of the pension plans were closed to new hires in 2008 or earlier. Prior to that time, the Company consolidated the pension plan provisions from diverse Heritage Formulas to various Cash Balance Formulas. Over time, the Company also transitioned officers, including NEOs, from SERPs to a deferred compensation plan, called the Officers Retirement Account Contribution Plan (ORAC). In addition, all final average pay formulas were frozen as of December 31, 2014 or earlier.
The pension plans in which NEOs participate are listed below in alphabetical order.
•NGIS DB SERP is the Northrop Grumman Innovation Systems Defined Benefit Supplemental Executive Retirement Plan. This plan provides a supplemental pension benefit for certain heritage NGIS executives. In addition, the plan makes NGIS participants whole for benefits they lose under the Pension Plan due to certain Internal Revenue Code limits.
•OSERP is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain Company officers.
•OSERP II is the Officers Supplemental Executive Retirement Program II. This plan provides a pension benefit for certain Company officers.

74	Northrop Grumman

Compensation Tables
•Pension Plan is the Northrop Grumman Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.
•S&MS Pension Plan is the Northrop Grumman Space & Mission Systems Salaried Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.
•SRIP is the Northrop Grumman Supplementary Retirement Income Plan. This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Internal Revenue Code limits.
Pension Plan and S&MS Pension Plan (Tax Qualified Plans)
The Pension Plan provides two distinct Cash Balance Formulas: the Old NGIS Cash Balance Formula, which includes pay-based credits from April 1, 1992 through June 30, 2013, and the New NGIS Cash Balance Formula from July 1, 2013. The value of any pension benefit accrued prior to April 1, 1992 was converted to an opening balance in the Old NGIS Cash Balance Formula. Details of these two cash balance formulas are noted in the Cash Balance Formulas section below.
The S&MS Pension Plan has a heritage (non-cash balance) pension formula (Heritage Formula). This is described in detail in the Heritage Formula table that follows. Prior to 2005, the Company transitioned the Heritage Formula in this plan to a Cash Balance Formula. The Cash Balance Formula is a percentage of pay credited to a hypothetical account, which grows with interest. At retirement, the Cash Balance Account is converted to a monthly pension benefit (further information is included in the Cash Balance Formulas section below). The final benefit from the S&MS Pension Plan is the sum of the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.
The following explains the formulas applicable to each NEO:
•Mr. Caylor receives a benefit under a Heritage Formula and a Cash Balance Formula in the S&MS Pension Plan.
•Mr. Larson does not have a Heritage Formula benefit. He receives benefits from two distinct Cash Balance Formulas: the Old NGIS Cash Balance Formula which includes pay-based credits from April 1, 1992 through June 30, 2013 and the New NGIS Cash Balance Formula from July 1, 2013. The value of his pension benefit accrued prior to April 1, 1992 was converted to an opening balance in the Old NGIS Cash Balance Formula.
Heritage Formulas
The following table summarizes the key features of the Heritage Formula applicable to the eligible NEO.

Feature	S&MS Pension Plan
Benefit Formula	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre-January 1, 2005 service
Final Average Pay(1)	Average of the highest 5 consecutive years of Eligible Pay; Covered Compensation is specified by the IRS
Eligible Pay (limited by Internal Revenue Code section 401(a)(17))	Salary plus bonus
Normal Retirement	Age 65
Early Retirement	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to age 62
(1)Final Average Pay was frozen for the Pension Plan and the S&MS Pension Plan as of December 31, 2014.

2022 Proxy Statement	75

Compensation Tables
Cash Balance Formulas
The Pension Plan Cash Balance Formulas are hypothetical account balances consisting of pay credits plus interest. The features of the Old and New NGIS Cash Balance Formulas are as follows:
Old NGIS Cash Balance Formula (pay credits ceased on June 30, 2013)
•pay credits are a percentage of pay that vary based on an employee’s service. Due to Mr. Larson’s service of more than 25 years at June 30, 2013, he was receiving 8.5% of pensionable earnings and an additional 5.5% of earnings in excess of the Social Security Wage Base at that time.
•interest is credited at one-twelfth of the average of the one-year Treasury Constant Maturities during the 12 months ending September 30 of the prior calendar year. The minimum annual interest crediting rate is 3.06%. After June 30, 2013, interest credits continue to apply to this benefit. The post-2021 interest credit rate is assumed to be 3.5% (this is consistent with the valuation of the Old NGIS Cash Balance benefit in the Company’s financial statements).
•eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).
•eligibility for early retirement occurs at age 55 with five years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).
New NGIS Cash Balance Formula (pay credits commenced on July 1, 2013)
•pay credits are a percentage of pay that vary based on an employee’s age plus service and are credited annually at the end of each calendar year or earlier termination. The percentage applicable to Mr. Larson as of December 31, 2021 is 4.0%.
•interest is credited at the end of each year at 4.0%. Interest is prorated for commencements during the calendar year.
•eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).
•after termination of employment, a participant’s New NGIS Cash Balance benefit may be distributed immediately, regardless of age, in a variety of actuarially equivalent monthly annuities or as a lump sum.
S&MS Pension Plan
The Cash Balance Formula in the S&MS Pension Plan is a hypothetical account balance consisting of pay credits plus interest. It has the following features:
•pay credits are a percentage of pay that vary based on an employee's "points" (age plus service) and are credited monthly. The percentage applicable to the NEOs on December 31, 2021 was 7.5%.
•interest is credited at the 30-year U.S. Treasury bond rate subject to a minimum annual interest rate of 2.25%. The December 31, 2021 interest credit rate was 2.25%.
•eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).
•eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).
NGIS DB SERP and SRIP (Nonqualified Restoration Plans)
A portion of the NGIS DB SERP and the SRIP are nonqualified plans that restore benefits provided for under the Pension Plan and the S&MS Pension Plan, respectively, but for the limits on eligible pay imposed by Internal Revenue Code section 401(a)(17) and the overall benefit limitation of Internal Revenue Code section 415. Benefits and features in these restoration plans otherwise are generally the same as described above for the underlying tax qualified plan.
OSERP, OSERP II, and NGIS DB SERP (Nonqualified Supplemental Executive Retirement Plans)
These plans provide supplemental pension benefits. They were closed to new hires on or before 2009. In addition, final average pay and associated service under these plans were frozen as of December 31, 2014, or earlier, as noted below.

76	Northrop Grumman

Compensation Tables
The following chart highlights the key features of these plans applicable to eligible NEOs.

Feature	OSERP and OSERP II(1)	NGIS DB SERP(2)
Benefit Formula	Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45	Service times the sum of 11% of Final Average Pay in excess of one-half of the Social Security Wage Base and 5.5% of one-half of the Social Security Wage Base; interest at 4% per annum is applied from July 1, 2013 through commencement
Final Average Pay	Average of highest 3 years of Eligible Pay	Average of highest 60 months of Eligible Pay; both Final Average Pay and the Social Security Wage Base were frozen at June 30, 2013
Eligible Pay	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)
Normal Retirement	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55
Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Not Applicable
Reductions From Other Plans	Reduced by any other Company pension benefits	Reduced by the Old NGIS Cash Balance benefit
(1)Ms. Warden participates in OSERP II, which mirrors the benefits provided under the Cash Balance Formula with a pay-based credit percentage of 5.5% (without regard to limits imposed by the Internal Revenue Code sections 401(a)(17) and 415) and OSERP provisions described above.
(2)Mr. Larson participates in the NGIS DB SERP, which provides the greater of the Final Average Pay benefit noted in the chart above and the Old NGIS Cash Balance benefit based on Eligible Pay in excess of the Internal Revenue Code section 401(a)(17) limits. In addition, the NGIS DB SERP pays a benefit equal to the New NGIS Cash Balance formula based on Eligible Pay in excess of the Internal Revenue Code section 401(a)(17).
Information on Executives Eligible for Early Retirement
The following NEOs were eligible for early retirement as of December 31, 2021 (timing below excludes delays imposed by Internal Revenue Code section 409A):
•If Mr. Caylor had retired on December 31, 2021, he would have been eligible to receive an estimated total annual pension benefit of $251,113 (commencing January 1, 2022).
•If Mr. Larson had retired on December 31, 2021, he would have been eligible to receive an estimated total annual pension from the Pension Plan of $50,601 (commencing January 1, 2022) and a lump sum from the NGIS DB SERP of $3,453,377.

2022 Proxy Statement	77

Compensation Tables
2021 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Kathy J. Warden	Savings Excess	422,102	211,051	649,643	(4,956)	4,599,423
	ORAC	—	222,651	121,497	(5,683)	1,230,853
David F. Keffer	Savings Excess	114,281	85,711	13,948	—	213,940
	ORAC		68,741	2,379	—	96,505
Mark A. Caylor	Savings Excess	—	—	39,769	—	245,198
	ORAC		83,106	60,142	(2,146)	684,856
Blake E. Larson	Savings Excess	102,008	76,506	67,524	(1,796)	696,104
	ORAC		79,605	22,709	(1,955)	323,339
	NGIS DC SERP		—	35,901	—	363,167
	NGIS NQDCP		—	83,019	—	1,171,326
Mary D. Petryszyn	Savings Excess	119,356	150,975	139,694	(2,512)	1,097,821
	ORAC		71,278	43,548	(1,006)	401,774
(1)NEO contributions in this column are also included in the 2021 Summary Compensation Table on page 69, under the columns entitled “Salary” and “Non-Equity Incentive Plan Compensation.”
(2)Company contributions in this column are included in the 2021 Summary Compensation Table, under the column entitled “All Other Compensation.”
(3)Aggregate earnings in the last fiscal year are not included in the 2021 Summary Compensation Table because they are not above market or preferential.
(4)NEO and Company contributions in this column may include balances for merged plans.
Employee contributions by Ms. Warden, Mr. Keffer and Mr. Larson for the years ended December 31, 2021, 2020 and 2019, collectively, previously reported as compensation in the Summary Compensation tables, were as follows:

Name	Employee Contributions ($)
Ms. Warden	1,133,207
Mr. Keffer	114,281
Mr. Larson	305,294
Ms. Petryszyn	119,356
There were no employee contributions made by Mr. Caylor for the years ended December 31, 2021, 2020 and 2019. Employee contributions by Ms. Petryszyn for the year ended December 31, 2021 are presented in the table above. Because Ms. Petryszyn was not an NEO for the years ended December 31, 2020 and 2019, employee contribution data for these years is not presented.

78	Northrop Grumman

Compensation Tables
Deferred Compensation Plans and Descriptions
The deferred compensation plans in which the NEOs participate are listed below in alphabetical order:
•NGIS DC SERP is the Northrop Grumman Innovation Systems Defined Contribution Supplemental Executive Retirement Plan. In 2019, this plan was closed and contributions ceased to be made to plan participants. Before 2019, certain heritage Orbital ATK executives received an annual match allocation of 4.5% of compensation in excess of the IRS compensation limit, assuming the executive made the maximum allowable before-tax or Roth 401(k) contributions to the 401(k) plan for the calendar year.
•NGIS NQDCP is the Northrop Grumman Innovation Systems Nonqualified Deferred Compensation Plan. In 2019, this plan was closed and contributions ceased to be made to plan participants. Prior to 2019, certain heritage Orbital ATK executives could defer up to 70% of salary and 100% of cash or equity incentive compensation. In addition, the Company could credit additional amounts relating to matching contributions foregone under the 401(k) Plan due to IRS compensation limits in that plan. The Company could also make additional discretionary contributions to participants’ accounts.
•ORAC is the Northrop Grumman Officers Retirement Account Contribution Plan. This plan allows eligible executives, including NEOs, to receive a Company contribution of 4% of base salary and bonus.
•Savings Excess Plan is the Northrop Grumman Savings Excess Plan. This plan allows eligible employees, including the NEOs, to (i) defer up to 50% of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 6% of pay and (ii) receive Retirement Account Contributions (RAC) beyond the compensation limits in the qualified plan.

2022 Proxy Statement	79

Compensation Tables
Termination Payments and Benefits
The following table summarizes certain payments and benefits the NEOs may receive upon termination, subject to the referenced plans and terms and conditions of the awards.

	Voluntary Termination(3)	Involuntary Termination Not For Cause(3)	Post-CIC Involuntary or Good Reason Termination	Death or Disability(3)
RSRs(1)
Unvested RSRs are forfeited, except in the case of early retirement where the RSRs are prorated and mandatory retirement (age 65) where they will fully vest. Retention awards do not include retirement provisions.
		Unvested RSRs are forfeited, except in the case of early retirement where the RSRs are prorated and mandatory retirement (age 65) where they will fully vest. Retention awards do not include retirement provisions.	For certain change in control events as set forth in the 2011 Plan (CIC), unvested RSRs will vest and payment is accelerated, only in the event of a double trigger (CIC and termination other than for cause within the specified period), or if the acquiring company fails to assume the awards; subject to certain limitations to the extent such accelerated payments would otherwise trigger an excise tax.	Unvested RSRs will fully vest and payment is accelerated.
RPSRs(1)(2)	Unvested RPSRs are forfeited except in the case of early retirement where the RPSRs are prorated and mandatory retirement (age 65) where they fully vest.	Unvested RPSRs are forfeited except in the case of early retirement where the RPSRs are prorated and mandatory retirement (age 65) where they fully vest.	For a CIC, unvested RPSRs will fully vest and payment is accelerated based on a truncated performance period, only in the event of a double trigger (CIC and termination other than for cause within the specified period), or if the acquiring company fails to assume the awards; subject to certain limitations to the extent such accelerated payments would otherwise trigger an excise tax.	Unvested RPSRs are prorated and payment, at target, is accelerated.
Cash Severance	No payment.	Lump sum equal to 1.5x base salary and bonus target and a prorated performance bonus for the year of termination.	No payment.	No payment.
Medical/Dental Continuation	No payment.	Continued medical and dental coverage for the 18-month severance period.	No payment.	No payment.
Financial Planning/Income Tax	No payment.	Reimbursement of fees for the year of termination and the following year.	No payment.	No payment.
Outplacement Services	No payment.	Expenses up to 15% of base salary.	No payment.	No payment.
(1)Terms of equity awards granted to the NEOs under the 2011 Plan.
(2)Subject to the Compensation Committee’s approval of the earn-out percentage based on the RPSR performance metrics.
(3)Any retirement treatment requires employment for at least six months following the grant date with respect to RSRs and at least six months of the performance period with respect to RPSRs.

80	Northrop Grumman

Compensation Tables
The Potential Termination Payments Table provides estimated payments and benefits that the Company would have provided to each NEO if his or her employment had terminated on December 31, 2021 for the reasons set forth in the table below. The Company stock price is assumed to be $ 387.07, the closing market price on December 31, 2021, the last trading day of the year. These payments and benefits are payable based on:
•the Severance Plan; and
•the 2011 Plan and the terms and conditions of equity awards made pursuant to the plan.
Due to the many factors that affect the nature and amount of any benefits provided upon termination events, actual amounts paid or distributed to NEOs may be different from the values shown in the table. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price, the NEO’s age and the terms and circumstances of the event. The amounts described below are in addition to an NEO’s benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables on pages 74 and 78, respectively, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.

2022 Proxy Statement	81

Compensation Tables
Termination Payment Table
Potential Termination Payments

Name	Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause(1) ($)	Post-CIC Involuntary or Good Reason Termination(2) ($)	Death or Disability ($)
Kathy J. Warden	RSRs (3)	—	—	15,659,304	15,659,304
	RPSRs (3)	—	—	23,046,922	11,173,550
	Severance Benefits (4)
	Cash Severance	—	6,720,000	—	—
	Medical/Dental Continuation	—	15,686	—	—
	Financial Planning/Income Tax	—	30,000	—	—
	Outplacement Services	—	240,000	—	—
David F. Keffer	RSRs (3)	—	—	2,760,196	2,760,196
	RPSRs (3)	—	—	6,183,831	3,191,005
	Severance Benefits (4)
	Cash Severance	—	2,400,000	—	—
	Medical/Dental Continuation	—	15,686	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	120,000	—	—
Mark A. Caylor	RSRs (3)	2,411,059	2,411,059	3,738,709	3,738,709
	RPSRs (3)	2,482,667	2,482,667	5,121,711	2,482,667
	Severance Benefits (4)
	Cash Severance	—	2,565,000	—	—
	Medical/Dental Continuation	—	5,803	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	128,250	—	—
Blake E. Larson	RSRs (3)	2,207,847	2,207,847	3,526,982	3,526,982
	RPSRs (3)	2,482,667	2,482,667	5,121,711	2,482,667
	Severance Benefits (4)
	Cash Severance	—	2,505,000	—	—
	Medical/Dental Continuation	—	12,476	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	125,250	—	—
Mary D. Petryszyn	RSRs (3)	—	—	2,444,734	2,444,734
	RPSRs (3)	—	—	5,121,711	2,482,667
	Severance Benefits (4)
	Cash Severance	—	2,250,000	—	—
	Medical/Dental Continuation	—	5,662	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	112,500	—	—

82	Northrop Grumman

Compensation Tables
(1)Similar treatment provided for certain “good reason” terminations, as described in “Key Components of Our Executive Compensation Programs - Severance Benefits” found on page 64; however, there would be no termination payment in the event of an involuntary termination for cause.
(2)The amounts assume full acceleration, which, as discussed above, may not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.
(3)Long-term Incentive awards result in a benefit under Voluntary Termination and Involuntary Termination Not for Cause only if eligible for retirement treatment under the terms and conditions of the grants.
(4)Represents the following benefits under the Severance Plan, assuming a termination date of December 31, 2021: (i) cash severance equivalent to one and a half times the sum of the annual base salary and target annual bonus, (ii) continued medical/dental coverage for the severance period, (iii) financial planning/income tax preparation fees for the year following termination and (iv) outplacement services up to 15% of salary.

2022 Proxy Statement	83

2021 CEO Pay Ratio
We are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our CEO, Ms. Warden, as of our fiscal year end December 31, 2021. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In 2020, we identified the median employee by including the global employee population. Since the filing of the prior year's proxy, the median employee is no longer employed at the Company. In accordance with SEC rules, we re-identified a similarly compensated median employee in 2021. There were no changes to our global employee population or our compensation plans that would result in a significant change to our pay ratio.
We calculated the median employee’s annual total compensation in the same manner as the CEO’s annual total compensation is calculated in the Summary Compensation Table on page 69. The median employee’s annual total compensation was $119,721, which includes other forms of compensation such as financial and wellness benefits. The CEO’s annual total compensation was $19,876,767. Based on this information, for 2021 the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 166:1.

84	Northrop Grumman

Equity Compensation Plan Information
We currently maintain two equity compensation plans: the 2011 Plan and the 1993 Stock Plan for Non-Employee Directors, as amended (1993 Directors Plan). Each of these plans has been approved by our shareholders.
The following table sets forth the number of shares of our common stock to be issued upon payout of outstanding awards and the number of shares remaining available for future award grants under these equity compensation plans as of December 31, 2021.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards(1) (#)	Weighted-average exercise price of outstanding options(2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)(3) (#)
Equity compensation plans approved by shareholders	1,289,904	N/A	4,915,708
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	1,289,904	N/A	4,915,708	(4)
(1)This number includes 581,763 shares that were subject to outstanding stock awards granted under the 2011 Plan, 265,057 awards earned at year end but pending distribution subject to final performance adjustments, 125,916 shares subject to outstanding stock units credited under the 2011 Plan and 1993 Directors Plan, and additional performance shares of 317,168, which reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved.
(2)There were no options outstanding as of December 31, 2021.
(3)Of the aggregate number of shares that remained available for future issuance, 4,915,708 were available under the 2011 Plan as of December 31, 2021. No new awards may be granted under the 1993 Directors Plan.
(4)After giving effect to our February 2022 awards, the number of shares of common stock remaining available for future issuance would be 4,538,420 (assuming maximum payout of such awards).

2022 Proxy Statement	85

Proposal 3: Ratification of Appointment of Independent Auditor
The Audit and Risk Committee believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders, and proposes and recommends that the shareholders ratify the Audit and Risk Committee’s appointment of Deloitte as our independent auditor for 2022. Deloitte served as our independent auditor for 2021, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975. The Audit and Risk Committee is responsible for the appointment, compensation, retention, oversight, evaluation and termination, if necessary, of our independent auditor. The Audit and Risk Committee is responsible for reviewing and pre-approving audit and non-audit services and related fees for the independent auditor. In addition, the Audit and Risk Committee, at least annually, reviews and evaluates with management and our internal auditors Deloitte’s performance. The Audit and Risk Committee also reviews the performance of Deloitte’s lead audit partner, and the Audit and Risk Committee and its Chair oversee the rotation of Deloitte’s lead audit partner and are involved in the selection and approval of the lead audit partner.
Although ratification is not required by our Bylaws or otherwise, the Audit and Risk Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit and Risk Committee will consider this in its selection of auditor for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.
Vote Required
Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

Audit Fees and All Other Fees
The following table summarizes aggregate fees incurred for professional audit services for the audit of the Company’s consolidated financial statement audits for the years ended December 31, 2021 and 2020, and fees billed for other services in fiscal years 2021 and 2020, in each case by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates:

	2021	2020
Audit Fees(1)	$19,564,000	$19,464,100
Audit-Related Fees(2)	—	1,575,000
Tax-Related Fees(3)	235,000	596,000
All Other Fees	—	—
Total Fees	$19,799,000	$21,635,100
(1)Audit fees for 2021 and 2020 reflect fees of $17,535,000 and $17,175,000, respectively, for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2021 and 2020 also include $1,935,000 and $1,920,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2021 relate to audits of the Company’s foreign entities for the fiscal year ended 2020. The remaining 2021 audit fees primarily relate to audit services associated with the Company's Form 8-K filing in connection with its debt exchange in September 2021. The remaining 2020 audit fees primarily relate to audit services associated with the Company’s Form 8-K filing in connection with its sector realignment in April 2020, fees related to the Company’s Form 8-K filing in connection with its debt offering in March 2020, fees related to the Company’s shelf registration statement on Form S-3, and fees related to the recasting of certain unallowable costs as disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

86	Northrop Grumman

Proposal 3: Ratification of Appointment of Independent Auditor
(2)Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including fees in 2020 related to the IT services divestiture. Audit-related fees exclude fees that totaled $1,419,000 and $1,494,500 for 2021 and 2020, respectively, related to benefit plan audits which are paid for by the plans.
(3)Tax-related fees during 2021 and 2020 reflect fees of $235,000 and $596,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax matters.
Policy on Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services
It is the Audit and Risk Committee’s policy to pre-approve all audit and permitted non-audit services provided by our independent auditor in order to provide reasonable assurance that the provision of these services does not impair the auditor’s independence. Pre-approval may be given at any time. The Audit and Risk Committee has delegated pre-approval authority for any individual project up to $100,000 to the Chair of the Audit and Risk Committee.
The decisions of the Chair to pre-approve a permitted service are reported to the Audit and Risk Committee at its next meeting. The independent auditor is required to periodically report to the full Audit and Risk Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.
The Audit and Risk Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates during 2021 and 2020, in each case before being engaged to provide those services.
Audit and Risk Committee Report
The Audit and Risk Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company’s accounting, auditing and financial reporting processes and financial risk assessment and management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit and Risk Committee’s written charter describes the Audit and Risk Committee’s responsibilities and has been approved by the Board of Directors.
Management is responsible for preparing the Company’s financial statements and for the financial reporting process, including evaluating the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company’s internal control over financial reporting.
In connection with the preparation of the Company’s financial statements as of and for the year ended December 31, 2021, the Audit and Risk Committee reviewed and discussed the audited financial statements with the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Deloitte. The Audit and Risk Committee also discussed with Deloitte the communications required under applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, and, with and without management present, discussed and reviewed the results of Deloitte’s examination of the financial statements. Additionally, the Audit and Risk Committee discussed with the Company’s internal auditors the results of their audits completed during 2021.
The Audit and Risk Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with Deloitte that firm’s independence from the Company.

2022 Proxy Statement	87

Proposal 3: Ratification of Appointment of Independent Auditor
Based on the Audit and Risk Committee’s review and discussions described in this report, the Audit and Risk Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC. The Audit and Risk Committee also reappointed Deloitte to serve as the Company’s independent auditor for 2022, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.

AUDIT AND RISK COMMITTEE
William H. Hernandez, Chair
Marianne C. Brown
Ann M. Fudge
Graham N. Robinson
James S. Turley
Mark A. Welsh III

88	Northrop Grumman

Proposal 4: Shareholder Proposal
Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 10 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that he intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons stated below.
Proposal 4: Shareholder Proposal to Change the Ownership Threshold to Call a Special Meeting
Proposal 4 – Special Shareholder Meeting Improvement
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.
It is important for a reasonable 10% of shares to have the right to call for a special shareholder meeting to help make up for our totally useless right to act by written consent. It is worse to have no right at all than to find that the right that is technically on the Northrop Grumman books is totally useless. Southwest Airlines and Target are companies that do not provide for shareholder written consent and yet provide for 10% of shares to call for a special shareholder meeting.
Why would any group of shareholders, who own 25% of our company, find it attractive to do so little as to ask management to look a calendar and come up with a record date for written consent when the owners of the 25% of our company can compel management to hold a special shareholder meeting?
To initiate written consent at NOC, 25% of shares now must petition management for the baby step of obtaining a record date.
Once a record date is obtained then shareholders are on a tight schedule to obtain the consent of 51% of shares outstanding which is equal to 60% of the shares that vote at the annual meeting. It would be hopeless to expect that shares that do not have time to vote would have the time to go through the special steps to act by written consent.
This turns into giving NOC shareholders a classic Catch-22 dilemma. In order to get a record date, 25% of shares must give their contact information to management. Thus it is easier than shooting fish in a barrel for NOC management, with free access to the corporate war chest and professional proxy solicitors, to pester the 25% of shares with messages and telephone calls to change their mind and revoke their support for acting by written consent.
Thus while the base of 25% of shares in favor of acting by written consent is easily venerable to management attack with deep pockets company money, these shareholders have the formidable task of doubling their number to 51% of shares (which equals 60% of the shares that vote at the annual meeting) in a limited time period with money out of their own pockets.
This is all the worse at NOC because NOC shareholders gave impressive 54% support for a real right to act by written consent and NOC management gave shareholders in return a useless right to act by written consent.
We need a right for 10% of shares to call for a special shareholder meeting to help make up for our useless right to act by written consent.
Please vote yes:
Proposal 4 – Special Shareholder Meeting Improvement

2022 Proxy Statement	89

Proposal 4: Shareholder Proposal
Board of Directors' Statement in Opposition to Proposal 4
The Board of Directors unanimously recommends that shareholders vote against this Proposal 4. After careful consideration, including a review of market practices and trends, continuing investor feedback and our shareholders’ rejection by a substantial margin of an essentially identical proposal from Mr. Chevedden in 2018, the Board has determined that the action requested by this shareholder proposal is neither necessary nor in the best interests of Northrop Grumman or our shareholders:
•Northrop Grumman shareholders already have a meaningful and balanced right to call a special meeting.
•Northrop Grumman has strong corporate governance policies and practices that help ensure our Company and Board act to advance the long-term interests of our shareholders.
•Our current 25% special meeting threshold is consistent with that of other large public companies and our peers.
•Special meetings require and divert substantial time and financial resources, and our shareholders have significant other opportunities to engage with management and the Board throughout the year, in ways that are more efficient and effective.
Northrop Grumman shareholders already have a meaningful and balanced right to call a special meeting.
Northrop Grumman has long been committed to robust shareholder engagement. Our Board recognizes the importance of giving shareholders a meaningful right to call special meetings in appropriate circumstances. In 2010, after thoughtful deliberation, the Board recommended, and shareholders overwhelmingly approved, amendments to the Company’s Certificate of Incorporation and Bylaws to adopt robust and well-balanced special meeting provisions. Those provisions give shareholders holding 25% or more of the Company’s outstanding shares of common stock the right to call special meetings, provided certain limited requirements are met. In framing the special meeting provisions, the Board sought and was guided by extensive input from our shareholders and other stakeholders. The Board was mindful that our shareholders both expressed support for special meeting provisions generally and cautioned that the framework should be balanced and ensure adequate protections for all shareholders. The Board believes the Company’s current provisions accomplish those goals. In 2018, our shareholders reaffirmed that position, rejecting an almost identical proposal submitted by this proponent seeking to reduce the special meeting threshold. Approximately 62% of the votes cast were against that proposal.
The Board continues to believe that our special meeting provisions are well aligned with our shareholders’ perspectives, best practices and the Company’s best interests. They balance and promote the interests of all our shareholders, particularly in the context of our broader governance construct. For example, because our shareholders have the right to propose business for consideration at our annual meeting of shareholders, special meetings are needed, if at all, only to consider extraordinary events that are of interest to a broad base of our shareholders and need to be addressed on an expedited basis. The proponent’s shareholder Proposal 4, if adopted, would permit a small minority of shareholders, potentially with narrow, short-term interests, calling a special meeting to pursue matters that the overwhelming majority (almost 90%) of our shareholders do not support and/or do not view as requiring immediate attention, without regard to the costs and other burdens of the meeting, or their impact on the Company.
Our current 25% special meeting threshold is consistent with best practices at other large public companies, and also our peers.
The Board also considered best practices among other large, publicly traded companies, and our peers in particular. Approximately half of those S&P 500 companies that explicitly provide their shareholders with a right to call a special meeting, require that those seeking to require a special meeting have combined ownership holdings at least 25%, if not more. Indeed, 25% is the single most common threshold. The 25% threshold is also the most common standard among Northrop Grumman’s peers.
Special meetings require substantial resources.
Special meetings can be an important option for shareholders. But they require significant financial expenditures, preparing for and hosting the meeting, and significant human capital resources, taking critical time and attention from our directors, officers and other employees, diverting their focus from other priorities. The Board believes that the Company’s existing 25% threshold strikes an appropriate balance: enabling shareholders to call a vote on important and time-sensitive matters that may arise between annual meetings, while also protecting against the risk that a small group of shareholders demand and divert significant attention and resources to a narrow agenda not supported by or in the interests of the overwhelming majority of shareholders. The proponent’s shareholder Proposal 4 to lower the threshold to call a special meeting to 10% would undermine the balance our Board sought to preserve and impose needless costs and disruption on the Company.

90	Northrop Grumman

Proposal 4: Shareholder Proposal
We are committed to receiving and acting on shareholder input; and our strong corporate governance practices help to ensure our board acts to promote the long-term interests of our shareholders with ample opportunity for their input.
We value deeply the views of our shareholders, with both management and our Board engaging regularly with shareholders. Our extensive shareholder outreach program provides ongoing, year-round opportunities for shareholders to share concerns, perspectives and objectives with members of management and our Board, efficiently and effectively. And we have a proud record of adopting provisions and modifying practices in response to shareholder feedback. In addition to the right shareholders already have to call a special meeting, our shareholders have the right to act by written consent and to nominate directors through proxy access. Shareholders also have the ability to submit proposals to be considered at our annual meeting, and to vote annually on the advisory “say-on-pay” vote on executive compensation. These and other corporate governance best practices that we have in place, protect the rights of all shareholders and help enable our Board to serve their interests.
*                       *                       *                       *
As we continue to engage with our shareholders, we remain confident that our special meeting provisions, including the 25% ownership threshold, are consistent with industry practices, provide our shareholders with a meaningful and appropriate right to call special meetings, and balance the need to protect the interests of all our shareholders. The Board believes that adoption of shareholder Proposal 4 — and a threshold of 10% — is not only unnecessary, but contrary to the best interests of the Company and our shareholders.
Vote Required
Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 4.

2022 Proxy Statement	91

Transactions with Related Persons and Control Persons
Related Person Transactions
The Company has a written policy approved by the Board, for the review, approval and ratification of transactions between our Company and our directors, executive officers and other related persons (Related Person Transactions Policy). A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy provides for related person transactions to be reviewed in advance and approved or ratified, as applicable, by the Board of Directors, the Governance Committee or the Chair of the Governance Committee. A related person transaction may be approved if, after reviewing the relevant facts and circumstances, the reviewing party concludes that approving the related person transaction is in the best interests of the Company and its shareholders.
The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A “related person” includes:
•any of our directors or executive officers;
•any person who is known to be the beneficial owner of more than 5% of our common stock;
•an immediate family member of any such persons; or
•any firm, corporation, or other entity controlled by any such persons.
The Corporate Secretary may determine that, based on facts and circumstances, a transaction in an amount less than $120,000 should nonetheless be deemed a related person transaction. If this occurs, the transaction would be submitted for review and approval or ratification in accordance with the policy. Under exceptional circumstances, if a related person transaction has not been approved in advance, the Governance Committee will recommend to the Board of Directors such action as the Governance Committee deems appropriate, including ratification, amendment or termination of the transaction.
The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and to notify the Corporate Secretary of any changes in their information.
In the ordinary course of business and in connection with various subcontractor agreements, the Company makes payments to and receives payments from CACI International Inc. The spouse of our Corporate Vice President and Chief Human Resources Officer, Ann Addison, is the President and Chief Executive Officer and a member of the Board of Directors of CACI. In 2021, the Company made payments to CACI of approximately $23.4 million and received payments from CACI of approximately $2.2 million.
In the ordinary course of business, the Company purchases goods from Stanley Black & Decker, Inc. One of our directors, Graham N. Robinson, is a Senior Vice President of Stanley Black & Decker and the President of STANLEY Industrial, one of Stanley Black & Decker's business segments. For the year ended December 31, 2021, the Company paid Stanley Black and Decker and certain of its subsidiaries approximately $1.1 million for these goods, which accounted for less than 0.1% of either company's revenues for the 2021 fiscal year.
State Street Corporation (State Street), acting in various fiduciary capacities, filed a Schedule 13G/A with the SEC reporting that as of December 31, 2021, State Street and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of State Street is the trustee for various Northrop Grumman defined benefit and defined contribution plan trusts. Two other State Street subsidiaries provide investment management services. During 2021, those State Street subsidiaries received approximately $6.2 million for such services, with over 99% of that amount paid by the plan trusts.
BlackRock, Inc. (BlackRock) filed a Schedule 13G/A with the SEC reporting that as of December 31, 2021, BlackRock and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of BlackRock provides investment management services for the Northrop Grumman Rabbi Trust II and certain assets within various Northrop Grumman defined benefit trusts. During 2021, the trusts paid that BlackRock subsidiary approximately $651,000 for such services.
Wellington Management Group LLP (Wellington) filed a Schedule 13G/A with the SEC reporting that as of December 31, 2021, Wellington and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding

92	Northrop Grumman

Transactions with Related Persons and Control Persons
common stock. A subsidiary of Wellington provides investment management services for certain assets within various Northrop Grumman defined benefit and defined contribution plan trusts. During 2021, the trusts paid that Wellington subsidiary approximately $1.2 million for such services.
Indemnification Agreements
Our Bylaws require us generally to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.

2022 Proxy Statement	93

Voting Securities and Principal Holders
Stock Ownership of Certain Beneficial Holders
The following entities beneficially owned, to the best of our knowledge, more than five percent of the outstanding common stock as of the dates indicated in the footnotes below. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
State Street Corporation One Lincoln Street, Boston, MA 02111	14,858,773	(1)	9.5%
Capital International Investors 333 South Hope Street, 55th Floor, Los Angeles, CA 90071	12,955,596	(2)	8.3%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	11,911,713	(3)	7.7%
Wellington Management Group LLP 280 Congress Street, Boston, MA 02210	8,692,455	(4)	5.6%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	8,631,520	(5)	5.5%
(1)This information was provided in a Schedule 13G/A jointly filed with the SEC on February 14, 2022 by State Street Corporation (State Street) and State Street's subsidiaries State Street Bank and Trust Company (State Street Bank) and State Street Global Advisors Trust Company (State Street Global). According to State Street, as of December 31, 2021, it had shared voting power over 14,499,094 shares and shared dispositive power over 14,857,478 shares. According to State Street Bank, as of December 31, 2021, it beneficially owned 8,967,831 shares and had shared voting power over 8,967,831 shares and shared dispositive power over 602 shares. According to State Street Global, as of December 31, 2021, it beneficially owned 12,553,563 shares and had shared voting power over 3,340,374 shares and shared dispositive power over 12,553,063 shares. These totals include 8,967,229 shares held as of December 31, 2021 in the Defined Contribution Plans Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank acts as trustee and State Street Global acts as investment manager.
(2)This information was provided by Capital International Investors (Capital International), a division of Capital Research and Management Company, in a Schedule 13G/A filed with the SEC on February 11, 2022. According to Capital International, as of December 31, 2021, Capital International had sole voting power over 12,918,505 shares and sole dispositive power over 12,955,596 shares.
(3)This information was provided by The Vanguard Group (Vanguard) in a Schedule 13G/A filed with the SEC on February 10, 2022. According to Vanguard, as of December 31, 2021, Vanguard had shared voting power over 225,557 shares, sole dispositive power over 11,331,373 shares and shared dispositive power over 580,340 shares.
(4)This information was provided in a Schedule 13G/A jointly filed with the SEC on February 4, 2022 by Wellington Management Group LLP, a parent holding company, and three of its affiliates: Wellington Group Holdings LLP, owned by Wellington Management Group LLP; Wellington Investment Advisors Holdings LLP, owned by Wellington Group Holdings LLP; and Wellington Management Company LLP, an investment adviser controlled by Wellington Investment Advisors Holdings LLP (the four joint filers collectively, “Wellington”). Wellington reported that the shares as to which the Schedule 13G/A was filed are owned of record by clients of Wellington Management Company LLP. According to Wellington, as of December 31, 2021, each of the joint filers except Wellington Management Company LLP had shared voting power over 8,550,792 shares and shared dispositive power over 8,692,455 shares; and Wellington Management Company LLP had shared voting power over 8,459,883 shares and shared dispositive power over 8,501,417 shares.
(5)This information was provided by BlackRock, Inc. (BlackRock) in a Schedule 13G/A filed with the SEC on February 3, 2022. According to BlackRock, as of December 31, 2021, BlackRock had sole voting power over 7,783,310 shares and sole dispositive power over 8,631,520 shares.

94	Northrop Grumman

Voting Securities and Principal Holders
Stock Ownership of Officers and Directors
The following table shows beneficial ownership of our common stock as of March 22, 2022 by each of our current directors, our named executive officers and all directors and executive officers as a group. As of March 22, 2022, there were 155,703,868 shares of our common stock outstanding. None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned	Share Equivalents(1)	Total
Non-Employee Directors
David P. Abney	447	466	913
Marianne C. Brown	—	7,428	7,428
Donald E. Felsinger	—	39,446	39,446
Ann M. Fudge	1,178	2,898	4,076
William H. Hernandez	1,000	6,200	7,200
Madeleine A. Kleiner	—	18,519	18,519
Karl J. Krapek	1,368	21,516	22,884
Graham N. Robinson	—	362	362
Gary Roughead	—	9,625	9,625
Thomas M. Schoewe	3,160	10,907	14,067
James S. Turley	635	3,896	4,531
Mark A. Welsh III	—	3,024	3,024
Named Executive Officers
Kathy J. Warden(2)	146,518	—	146,518
David F. Keffer	—	—	—
Mark A. Caylor	17,458	37	17,495
Blake E. Larson	20,064	—	20,064
Mary D. Petryszyn	7,283	—	7,283
Other Executive Officers	77,178	833	78,011
All Directors and Executive Officers as a Group (26 persons)	276,289	125,157	401,446	(3)
(1)Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director’s service on the Board. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.
(2)Ms. Warden also serves on the Company’s Board of Directors.
(3)Total represents 0.26% of the outstanding common stock as of March 22, 2022.

2022 Proxy Statement	95

Questions and Answers About
the Annual Meeting
Why did I receive a “Notice of Internet Availability of Proxy Materials” but not a full set of proxy materials?
We distribute our proxy materials to shareholders via the internet under the “Notice and Access” approach permitted by the rules of the SEC. This approach reduces the environmental impact of the Annual Meeting and our distribution costs, while providing a timely and convenient method of accessing the proxy materials and voting. On April 1, 2022, we mailed a “Notice of Internet Availability of Proxy Materials” to participating shareholders, containing instructions on how to access the proxy materials.
Who is entitled to vote at the Annual Meeting?
You may vote your shares of our common stock if you owned your shares as of the close of business on March 22, 2022 (Record Date). As of the Record Date, there were 155,703,868 shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.
How many votes must be present to hold the Annual Meeting?
The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal and broker non-votes will be counted as present for purposes of establishing a quorum.
How can I receive a paper copy of the proxy materials?
Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (Notice) as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or electronic copy of this Proxy Statement and accompanying materials, you must follow the instructions for requesting such materials included in the Notice.

96	Northrop Grumman

Questions and Answers About the Annual Meeting
What am I being asked to vote on and what are the Board of Directors’ recommendations?
The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal 1)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR“
Advisory Vote on Compensation of Named Executive Officers (Proposal 2)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR“
Ratification of Appointment of Independent Auditor (Proposal 3)	FOR	Majority of votes cast	No effect	Brokers have discretion to vote	Voted “FOR“
Shareholder Proposal to Change the Ownership Threshold to Call a Special Meeting (Proposal 4)	AGAINST	Majority of votes cast	No effect	No effect	Voted “AGAINST“
What is a broker non-vote?
Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (NYSE) are permitted to vote their clients’ proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various matters as “non-routine,” and brokers who have not received instructions from their clients do not have discretion to vote their client’s shares on such “non-routine” matters, resulting in a “broker non-vote.”
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares, without instructions from you, on the ratification of the appointment of Deloitte & Touche LLP as independent auditor. However, your broker does not have discretionary authority to vote your shares, without instructions from you, on the election of directors, the advisory vote to approve the compensation of our NEOs or the shareholder proposal, in which case a broker non-vote will occur and your shares will not be voted on these matters.
How do I vote my shares if they are registered directly in my name?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), you are considered the “registered shareholder” of those shares, and you may vote by proxy prior to the Annual Meeting, as discussed below, or you may vote in person at the Annual Meeting. Shares represented by a properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions. If no instructions are given, the shares will be voted according to the recommendations of the Board. Registered shareholders may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.

2022 Proxy Statement	97

Questions and Answers About the Annual Meeting

BY INTERNET	Registered shareholders may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.
BY TELEPHONE	Registered shareholders may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.
BY QR CODE	Registered shareholders may vote by scanning the QR code on their proxy card or notice with their mobile device.
BY MAIL
Registered shareholders must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.

If any other matters are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment. A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the internet, in a timely manner. In addition, a shareholder attending the Annual Meeting may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting at the meeting.
How do I vote my shares if they are held by a bank, broker or other nominee?
If your shares are held in a stock brokerage account or by a bank or other nominee (that is, in street name), you are considered the “beneficial owner” of the shares that are registered in the street name. You are able to vote those shares, to attend the Annual Meeting as a shareholder, and to ask questions at the meeting. You will need to instruct the bank, broker or other nominee how to vote these shares using the procedure identified by the bank, broker or other nominee. You should receive voting instruction forms from your bank, broker or other nominee. We expect most banks, brokers and other nominees to enable beneficial owners to provide voting instructions by telephone or on the internet. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc. A person who beneficially owns shares of our common stock through a bank, broker or other nominee can vote his or her shares in person at the Annual Meeting only if he or she obtains from the bank, broker or other nominee a proxy, often referred to as a “legal proxy,” to vote those shares, and presents the proxy to the inspector of election at the meeting together with his or her ballot.
Beneficial owners who hold shares in “street name” may revoke a proxy or change a vote by submitting a new, later-dated voting instruction form, contacting the bank, broker or other nominee or by voting at the Annual Meeting by obtaining a legal proxy as described above.
How do I vote my shares held under a Northrop Grumman savings plan?
If shares are held on an individual’s behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant’s shares in accordance with the individual’s instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act requires a different procedure.
Savings plan participants may submit their voting instructions by the same methods as registered shareholders (see “How do I vote my shares if they are registered directly in my name?” above) but voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 15, 2022 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.

98	Northrop Grumman

Miscellaneous
Voting on Other Matters
We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act), requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.
Based solely on a review of Forms 3, 4 and 5 that are publicly available on the SEC's EDGAR filing system and written representations from reporting persons, we believe that all required filings were made on a timely basis during the year ended December 31, 2021, other than: a Form 4 filed on February 18, 2021 on behalf of Shawn N. Purvis, our former Corporate Vice President and President, Enterprise Services, which included a delayed report of the disposition of common stock on February 3, 2021 relating to her spouse's transfer of his investment in the Northrop Grumman Stock Fund in the Northrop Grumman Savings Plan, a qualified defined contribution plan, to a different investment option in the plan; and the inadvertent omission of 938 shares of common stock from a Form 3 that was timely filed on behalf of Thomas H. Jones, Corporate Vice President and President, Aeronautics Systems on January 7, 2021, which shares were reported on an amended Form 3 filed on February 14, 2022.
Shareholder Proposals for the 2023 Annual Meeting
Any shareholder who intends to present a proposal at the 2023 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:
•not later than December 2, 2022, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act; and
•not earlier than December 2, 2022 and not later than January 1, 2023, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials. If the 2023 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.
Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.
Shareholder Nominations for Director Elections at the 2023 Annual Meeting
Any shareholder who intends to nominate a person for election as a director at the 2023 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:
•not earlier than November 2, 2022 and not later than December 2, 2022, if the nomination is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to the Company’s proxy access provision, as set forth in our Bylaws, which nomination and supporting materials must comply with the requirements in our Bylaws; and

2022 Proxy Statement	99

Miscellaneous
•not earlier than December 2, 2022 and not later than January 1, 2023, if the nomination is submitted pursuant to the Bylaws, but not pursuant to our proxy access provision, in which case we are not required to include the nomination in our proxy materials. If the 2023 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.
Any shareholder who wishes to nominate a person for election as a director should review our Bylaws.
Householding Information
Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate Secretary at the following address and phone number: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address or phone number.
Cost of Soliciting Proxies
We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co., Inc. of New York at an estimated fee of $20,000, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board.
No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.
Available Information
You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:
•Bylaws;
•Principles of Corporate Governance;
•Standards of Business Conduct;
•Policy and Procedure Regarding Company Transactions with Related Persons; and
•Board Committee Charters.
Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.
We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website.
Incorporation by Reference
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the section entitled “Compensation Committee Report” and those portions of the information included under the section entitled “Audit and Risk Committee Report” required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” nor shall the information included under the section entitled “Compensation of Directors - Stock Ownership Requirements and Anti-Hedging and Pledging Policy,” the information included under the section entitled “Compensation Committee Report,” or those portions of the information included under the section entitled “Audit and Risk Committee Report” required by the SEC’s rules to be included

100	Northrop Grumman

Miscellaneous
therein, be “filed” with the SEC or be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.
Annual Report
April 1, 2022
NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021 ON JANUARY 27, 2022. SHAREHOLDERS OF RECORD ON MARCH 22, 2022 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.
Jennifer C. McGarey
Corporate Vice President and Secretary

2022 Proxy Statement	101

Appendix A – Use of Non-GAAP Financial Measures
This Proxy Statement contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures, as defined by SEC Regulation G and indicated by an asterisk in this Proxy Statement. While we believe investors and other users of our financial statements may find these non-GAAP financial measures useful in evaluating our financial performance and operational trends, they should be considered as supplemental in nature, and therefore, should not be considered in isolation or as a substitute for financial information prepared in accordance with GAAP. Definitions for the non-GAAP financial measures contained in this Proxy Statement are provided below and the reconciliations of non-GAAP financial measures presented in this Proxy Statement are located on pages 105 to 107 of this Appendix A. Other companies, including companies in our industry, may define these measures differently or may utilize different non-GAAP financial measures, limiting the usefulness of those measures for comparative purposes between companies.
Certain of the non-GAAP financial measures below are used as internal measures for performance-based compensation decisions, as further discussed in the “Key Components of Our Executive Compensation Programs” section of the Compensation Discussion and Analysis. The Compensation Committee has discretion to make adjustments to these measures in instances where the Company’s performance has been impacted by unforeseen or unusual events. For 2021, 2020 and 2019, the Compensation Committee adjusted the calculation of certain measures in order to exclude the impact of certain events or transactions that were not contemplated when the performance metrics were established.
Cash flow metrics: We use cash flow metrics as internal measures of financial performance and for performance based compensation decisions. We also use these measures as a key factor in our planning for, and consideration of, acquisitions, payments of dividends and share repurchases. The following cash flow metrics may be useful to investors and other users of our financial statements as a supplemental measure of our cash performance, but should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. All cash flow metrics are reconciled below.
Adjusted Cash Provided by Operating Activities: Defined as Net cash provided by operating activities, adjusted to include proceeds from sale of equipment to a customer (not otherwise included in net cash provided by operating activities) and, exclude the after-tax impact of discretionary pension contributions, and cash paid for federal and state taxes and transaction costs associated with the IT services divestiture, as approved by the Compensation Committee. Adjusted cash provided by operating activities includes proceeds from the sale of equipment to a customer as such proceeds were generated in a customer sales transaction. It also includes the after-tax impact of discretionary pension contributions and cash paid for federal and state taxes and transaction costs associated with the IT services divestiture for consistency and comparability of financial performance.
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA): Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, excluding mark-to-market (MTM) expense and the MTM-related deferred state tax expense and excluding impacts related to the Company's IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption, as approved by the Compensation Committee.
Adjusted Cash Flow from Operations Conversion: Defined as Adjusted Cash Provided by Operating Activities, divided by Adjusted EBITDA, as defined above.
Transaction-adjusted free cash flow: Net cash provided by operating activities less capital expenditures, plus proceeds from the sale of equipment to a customer (not otherwise included in net cash provided by or used in operating activities), the after-tax impact of discretionary pension contributions and cash paid for federal and state taxes and transaction costs associated with the IT services divestiture. Transaction-adjusted free cash flow includes proceeds from the sale of equipment to a customer as such proceeds were generated in a customer sales transaction. It also includes the after-tax impact of discretionary pension contributions and cash paid for federal and state taxes and transaction costs associated with the IT services divestiture for consistency and comparability of financial performance.
Transaction-adjusted Free Cash Flow before after-tax total pension funding: Defined as Transaction-adjusted free cash flow, as defined above, before the after-tax impact of required pension funding, as approved by the Compensation Committee.
Adjusted Cumulative Free Cash Flow (Adjusted Cumulative FCF): Defined as the aggregate Transaction-adjusted Free Cash Flow before after-tax total pension funding, as defined above, and approved cash flow adjustments over a three-year period. These cash flow adjustments, as approved by the Compensation Committee, adjust for unanticipated impacts to Transaction-adjusted Free Cash Flow before after-tax total pension funding, including the impact

102	Northrop Grumman

Appendix A – Use of Non-GAAP Financial Measures
from lower 2021 CAS pension reimbursements due to favorable plan asset returns in 2020 as well as plan-based differences in free cash flow due to the acquisition of Orbital ATK and the IT services divestiture.
Pension-adjusted metrics: For financial statement purposes, we account for our employee pension plans in accordance with GAAP (FAS). However, the cost of these plans is charged to our contracts in accordance with the Federal Acquisition Regulation (FAR) and the related U.S. Government Cost Accounting Standards (CAS) that govern such plans. We use pension-adjusted metrics as internal measures of financial performance and for performance-based compensation decisions.
The net FAS/CAS operating adjustment referred to below reflects the difference between CAS pension expense included as cost in segment operating income and the service cost component of FAS expense included in total operating income. The total net FAS/CAS pension adjustment referred to below reflects the combined net FAS/CAS operating adjustment and net FAS (non-service) pension benefit. The following pension-adjusted measures may be useful to investors and other users of our financial statements in evaluating our performance based upon the pension costs charged to our contracts. All pension-adjusted metrics are reconciled below.
Pension-adjusted operating income: Operating income before the net FAS/CAS operating adjustment as defined above and the MTM-related deferred state tax expense. As approved by the Compensation Committee, this metric has been adjusted to exclude Orbital ATK intangible asset amortization and property, plant and equipment (PP&E) step-up depreciation, and to exclude impacts related to the Company's IT services divestiture, including the gain on sale of the business, associated state income tax expenses, and transaction costs.
Pension-adjusted Operating Margin (OM) Rate: Pension-adjusted operating income as defined above, divided by sales.
After-tax net pension adjustment: The net income impact, after-tax at the federal statutory rate of 21 percent, of the net FAS /CAS pension adjustment, as defined above.
Pension-adjusted net income: Transaction-adjusted net earnings, as defined below, before the after-tax net pension adjustment as defined above. As approved by the Compensation Committee, this metric has been adjusted to exclude Orbital ATK intangible asset amortization and PP&E step-up depreciation as well as impacts related to the Company's IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption.
Organic sales: Total sales excluding sales attributable to the Company's IT services divestiture. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying sales growth as well as in providing an understanding of our ongoing business and future sales trends by presenting the Company’s sales before the impact of divestiture activity.
Segment operating income and segment operating margin rate: Segment operating income and segment operating margin rate (segment operating income divided by sales) reflect the combined operating income of our four segments less the operating income associated with intersegment sales. Segment operating income includes pension expense allocated to our sectors under FAR and CAS and excludes FAS pension service expense and unallocated corporate items. These measures may be useful to investors and other users of our financial statements as supplemental measures in evaluating the financial performance and operational trends of our sectors. These measures should not be considered in isolation or as alternatives to operating results presented in accordance with GAAP.
Transaction-adjusted net earnings: Net earnings excluding impacts related to the company’s IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption, as well as MTM benefit (expense) and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance by presenting the Company’s operating results before the non-operational impact of divestiture activity and pension and OPB actuarial gains and losses. This measure is also consistent with how management views the underlying performance of the business as the impact of the IT services divestiture and MTM accounting is not considered in management’s assessment of the Company’s operating performance or in its determination of incentive compensation awards.
Transaction-adjusted EPS: Diluted earnings per share excluding the per share impacts related to the Company’s IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption, as well as MTM benefit (expense) and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance per share by presenting the Company’s diluted earnings per share results before the non-operational impact of the IT services divestiture and pension and OPB actuarial gains and losses.
Operating Return on Net Assets (Operating RONA): Calculated as Adjusted Net Operating Profit After-Tax (adjusted NOPAT), as defined below, divided by the two-year average of net operating assets. Net operating assets are defined as net total current assets, excluding cash and cash equivalents, less total current liabilities, excluding short-term

2022 Proxy Statement	103

Appendix A – Use of Non-GAAP Financial Measures
debt, plus net PP&E, adjusted for balance sheet items approved by the Compensation Committee. Approved balance sheet adjustments are comprised of adjustments to working capital and net PP&E associated with the IT services business in 2020 and 2021 and retroactively applies a change in tax revenue recognition on certain long-term contracts made during 2021.
Adjusted Net Operating Profit After-Tax: Calculated as the after-tax sum of segment operating income, as defined above, adjusted to exclude intercompany eliminations and Orbital ATK intangible asset amortization and PP&E step-up depreciation, and adjusted for divestiture-related activity, as approved by the Compensation Committee. Intercompany eliminations are excluded to objectively evaluate the operational performance of the business segments. In the context of Adjusted Net Operating Profit After-Tax, divestiture-related activity is comprised of 11 months of plan-based differential segment margin dollars.

104	Northrop Grumman

Appendix A – Use of Non-GAAP Financial Measures
Reconciliation of Non-GAAP Financial Measures

	Total Year
($M)	2021	2020	2019
Adjusted free cash flow metrics
Net cash provided by operating activities	$3,567	$4,305	$4,297
Capital expenditures	(1,415)	(1,420)	(1,264)
Proceeds from sale of equipment to a customer	84	205	—
IT services divestiture transaction costs	39	—	—
IT services divestiture federal and state taxes	785	—	—
After-tax discretionary pension contributions	—	593	95
Transaction-adjusted free cash flow	$3,060	$3,683	$3,128
After-tax required pension contributions	67	65	70
Transaction-adjusted Free Cash Flow before after-tax total pension funding	3,127	3,748	3,198
Approved cash flow adjustments	878	75	57
Adjusted cumulative free cash flow	$11,083

Total Year
($M)	2021
Adjusted cash flow metrics
Net cash provided by operating activities	$3,567
Capital expenditures	(1,415)
Proceeds from sale of equipment to a customer	84
IT services divestiture transaction costs	39
IT services divestiture federal and state taxes	785
After-tax discretionary pension contributions	—
Transaction-adjusted free cash flow	$3,060
Capital expenditures	1,415
Adjusted Cash Provided by Operating Activities	$4,475

Earnings before income taxes	8,938
MTM (benefit) expense	(2,355)
MTM-related deferred state tax expense(1)	124
Gain on sale of business	(1,980)
State tax impact from sale of business(3)	160
Transaction costs	32
Make-whole premium	54
Net interest expense/(income)	554
Depreciation and amortization	963
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)	$6,490
Adjusted Cash Flow from Operations Conversion	69.0%

Pension-adjusted metrics
Operating income	$5,651
Net FAS/CAS operating adjustment	(130)
Orbital ATK intangible asset amortization and PP&E step-up depreciation	239
Gain on sale of business	(1,980)
State tax impact from sale of business(3)	160
Transaction costs	32
MTM-related deferred state tax expense	124
Pension-adjusted operating income	$4,096
Pension-adjusted OM Rate	11.5%

2022 Proxy Statement	105

Appendix A – Use of Non-GAAP Financial Measures

	Total Year
($M)	2021	2020
Organic Sales
Sales	$35,667	$36,799
IT services sales	(162)	(2,329)
Organic Sales	$35,505	$34,470

	Total Year
($M)	2021	2020	2019
Segment operating income
Sales	35,667	36,799	33,841
Operating income	$5,651	$4,065	$3,969
Operating margin rate	15.8%	11.0%	11.7%
Reconciliation to segment operating income
Net FAS/CAS operating adjustment	(130)	(418)	(465)
Unallocated corporate (income) expense	(1,304)	541	474
Segment operating income	$4,217	$4,188	$3,978
Segment operating margin rate	11.8%	11.4%	11.8%

	Total Year
($M, except per share amounts)	2021	2020	2019
Transaction-adjusted net earnings and Transaction-adjusted EPS
Net earnings	$7,005	$3,189	$2,248
MTM (benefit) expense	(2,355)	1,034	1,800
MTM-related deferred state tax expense (benefit)(1)	124	(54)	(81)
Federal tax expense (benefit) of items above(2)	469	(206)	(361)
MTM adjustment, net of tax	(1,762)	774	1,358
Gain on sale of business	(1,980)	—	—
State tax impact(3)	160	—	—
Transaction costs	32	—	—
Make-whole premium	54	—	—
Federal tax impact of items above(4)	614	—	—
Transaction-adjustment, net of tax	(1,120)	—	—
Transaction-adjusted net earnings	$4,123	$3,963	$3,606
Diluted EPS	$43.54	$19.03	$13.22
MTM (benefit) expense per share	(14.64)	6.17	10.59
MTM-related deferred state tax expense (benefit) per share	0.77	(0.32)	(0.48)
Federal tax expense (benefit) of items above per share	2.92	(1.23)	(2.12)
MTM adjustment per share, net of tax	(10.95)	4.62	7.99
Gain on sale of business per share	(12.31)	—	—
State tax impact per share	0.99	—	—
Transaction costs per share	0.20	—	—
Make-whole premium per share	0.34	—	—
Federal tax benefit of items above per share	3.82	—	—
Transaction-adjustment, net of tax per share	(6.96)	—	—
Transaction-adjusted EPS	$25.63	$23.65	$21.21

106	Northrop Grumman

Appendix A – Use of Non-GAAP Financial Measures

Total Year
($M)	2021
Transaction-adjusted net earnings (as reconciled from net income above)	$4,123
Net FAS/CAS operating adjustment	(130)
Net FAS (non-service) pension benefit	(1,469)
Tax effect of net pension adjustment	336
After-tax net pension adjustment	(1,263)
Orbital ATK intangible asset amortization and PP&E step-up depreciation	239
Tax effect of items above	(50)
After-tax adjustment	189
Pension-adjusted net income	$3,049

	Total Year
($M)	2021
Operating RONA(5)
Operating Income	$5,651
Net FAS/CAS operating adjustment	(130)
Unallocated corporate (income) expense	(1,304)
Segment operating income	$4,217
Intersegment Eliminations	272
Orbital ATK intangible asset amortization and PP&E step-up depreciation	239
Divestiture-related activity	243
Tax effect of items above	(1,044)
Adjusted Net Operating Profit After-Tax (NOPAT)	$3,927

	December 31
($M)	2021	2020
Net Current Assets
Total Current Assets	$12,426	15,344
Less: Cash	(3,530)	(4,907)
Adjusted Total Current Assets	8,896	10,437
Total Current Liabilities	9,530	9,580
Less: Current Maturity of LTD	(6)	(742)
Adjusted Total Current Liabilities	9,524	8,838
Adjusted Net Assets	(628)	1,599
Plus: PPE, net	7,894	7,071
Net Operating Assets	7,266	8,670
Approved balance sheet adjustments	180	(1,352)
Adjusted Net Operating Assets	7,446	7,318
Average Adjusted Net Operating Assets	7,382
Operating RONA %	53.2%
(1)MTM expense is expected to be deductible on our future state tax returns. The deferred state tax benefit was calculated using the Company’s blended state tax rate of 5.25% in 2021 and 2020 and 4.50% in 2019 and included in Unallocated corporate (income) expense within operating income.
(2)The federal tax impact in each period was calculated by subtracting the deferred state tax impact from MTM benefit (expense) and applying the 21 percent federal statutory rate.
(3)The state tax impact includes $62 million of incremental tax expense related to $1.2 billion of nondeductible goodwill in the divested business.
(4)The federal tax impact was calculated by applying the 21 percent federal statutory rate to the adjustment items and also includes $250 million of incremental tax expense related to $1.2 billion of nondeductible goodwill in the divested business.
(5)Operating RONA % is calculated as Adjusted NOPAT divided by the two-year average of Adjusted Net Operating Assets.

2022 Proxy Statement	107

NORTHROP GRUMMAN

ngc.com

Look for our other reports:

2021
Annual Report
NORTHROP GRUMMAN

2021
Sustainability Report
NORTHROP GRUMMAN

FSC
www.fsc.org
MIX
Paper from responsible sources
FSC® C013980

PRINTED WITH SOY INK

NORTHROP GRUMMAN

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/noc** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/noc

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Kathy J. Warden	☐	☐	☐	02 - David P. Abney	☐	☐	☐	03 - Marianne C. Brown	☐	☐	☐
04 - Donald E. Felsinger	☐	☐	☐	05 - Ann M. Fudge	☐	☐	☐	06 - William H. Hernandez	☐	☐	☐
07 - Madeleine A. Kleiner	☐	☐	☐	08 - Karl J. Krapek	☐	☐	☐	09 - Graham N. Robinson	☐	☐	☐
10 - Gary Roughead	☐	☐	☐	11 - Thomas M. Schoewe	☐	☐	☐	12 - James S. Turley	☐	☐	☐
13 - Mark A. Welsh III	☐	☐	☐								

+

Proposal	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2022.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 4.

Proposal	For	Against	Abstain
4. Shareholder proposal to change the ownership threshold for shareholders to call a special meeting.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/noc

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 18, 2022, 8:00 A.M., Eastern Time
Northrop Grumman Corporation's Offices
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2022 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if present at the 2022 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 18, 2022, at 8:00 a.m. (Eastern Time), at the Northrop Grumman Corporation Principal Executive Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors), and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSAL 4.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 15, 2022 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.

(Continued and to be signed on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

NORTHROP GRUMMAN

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Kathy J. Warden	☐	☐	☐	02 - David P. Abney	☐	☐	☐	03 - Marianne C. Brown	☐	☐	☐
04 - Donald E. Felsinger	☐	☐	☐	05 - Ann M. Fudge	☐	☐	☐	06 - William H. Hernandez	☐	☐	☐
07 - Madeleine A. Kleiner	☐	☐	☐	08 - Karl J. Krapek	☐	☐	☐	09 - Graham N. Robinson	☐	☐	☐
10 - Gary Roughead	☐	☐	☐	11 - Thomas M. Schoewe	☐	☐	☐	12 - James S. Turley	☐	☐	☐
13 - Mark A. Welsh III	☐	☐	☐								

+

	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2022.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 4.

B Authorized Signatures — This section must be completed for your vote to be counted. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 18, 2022, 8:00 A.M., Eastern Time
Northrop Grumman Corporation's Offices
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2022 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if present at the 2022 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 18, 2022, at 8:00 a.m. (Eastern Time), at the Northrop Grumman Corporation Principal Executive Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors), and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSAL 4.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 15, 2022 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.

(Continued and to be signed on the other side)

NORTHROP GRUMMAN

VOTE

Online

Go to **www.envisionreports.com/NOC** or scan the QR code — login details are located in the shaded bar below.

Shareholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and 2021 Annual Report to shareholders are available at:

www.envisionreports.com/NOC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/NOC**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2022 to facilitate timely delivery.

Shareholder Meeting Notice

The Board of Directors recommends that you vote FOR proposals 1-3.

1. Election of the following 13 nominees as Directors:
   Kathy J. Warden, David P. Abney, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Graham N. Robinson, Gary Roughead, Thomas M. Schoewe, James S. Turley, Mark A. Welsh III.
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2022.

The Board of Directors recommends that you vote AGAINST proposal 4.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone (1-800-652-VOTE (8683)) or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Proxy Materials Available to View or Receive: Notice, Proxy Statement and Annual Report/10-K.

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/NOC**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Northrop Grumman Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2022.

Dear [Shareholder],
Northrop Grumman Corporation's 2022 Annual Meeting of Shareholders will be held on May 18, 2022 at 8:00 a.m., Eastern Time. You can now access the meeting materials and vote your shares online.

Review meeting materials and proposals

Cast your vote

Votes submitted online must be received by 1:00 a.m., Eastern Time, on May 18, 2022.
If shares are held on your behalf under any of the Company Savings Plans, voting instructions must be received by 11:59 p.m., Eastern Time, on May 15, 2022.
YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE.
Control #

You’re receiving this email because you signed up for eDelivery, our environmentally friendly service. You can unsubscribe to email notifications any time by clicking here.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

April 1, 2022
Information Regarding Your Northrop Grumman Shares — Your Vote Is Important
To Northrop Grumman Employees:
Northrop Grumman filed its proxy statement today for the 2022 Annual Meeting of Shareholders. The meeting will be held on May 18, 2022. The 2022 proxy statement and 2021 annual report are now available online.
Many of you hold Northrop Grumman shares through one of the company’s savings plans. As shareholders, you have the right to vote on matters that impact the company. Your vote on these matters is important and you are encouraged to vote your shares.
Northrop Grumman employees who hold these shares as participants in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program should receive an email tonight from the company’s transfer agent, Computershare. This email will be sent to your email address on record (either personal or company email) and contain important instructions for viewing the proxy statement and annual report and for voting your shares.
This email is an important communication approved by Northrop Grumman. The subject line of the email will read, “Northrop Grumman Corporation Proxy Meeting Materials.” Note that the “EXT” warning tag, which appears in the subject line of emails originating outside of Northrop Grumman, will be removed for this message coming directly from Computershare. If you do not receive this email, or if you have any questions, please contact Computershare at 877-498-8861.
Northrop Grumman values your input as shareholders. Please ensure that your shares are represented at the 2022 Annual Meeting.

CORPORATE COMMUNICATIONS